SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14 (a) of the
                      Securities Exchange Act of 1934
                             (Amendment No. 1)


Filed by the Registrant                        [x]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)
[X]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                            Peoples Bancorp Inc.
              ________________________________________________
              (Name of registrant as Specified in its Charter)


  _____________________________________________________________________
  (Name of Person Filing Proxy Statement, if other than the Registrant)



Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which
          transaction applies:
          ________________________________________________________

     (2)  Aggregate number of securities to which transaction
          applies:
          ________________________________________________________

     (3)  Per unit price or other underlying value of
          transaction computed pursuant to Exchange Act Rule 0-11
          (Set forth the amount on which the filing fee is
          calculated and state how it was determined):
          ________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:
          ________________________________________________________

     (5)  Total fee paid:
          ________________________________________________________


[ ]  Fee paid previously with the preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: ________________________________
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     (4)  Date Filed: ____________________________________________




PEOPLES BANCORP INC.
POST OFFICE BOX 738
MARIETTA, OHIO  45750
(740) 374 -6136

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                ----------------------------------------
                        PEOPLES BANCORP INC.
                        -------------------
                          Marietta, Ohio
                          March 6, 1998


To the Shareholders of Peoples Bancorp Inc.:

  You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Peoples Bancorp Inc. (the "Company") to be held at 11:00 A.M., local time, on Thursday, April 9, 1998, in the Conference Room of The Peoples Banking and Trust Company, 138 Putnam Street, Marietta, Ohio, for the following purposes:

  1.  To elect the following Directors for terms of three years each:

      Nominee                                  Term Expires In
      -------                                  ---------------
      Robert E. Evans    (for re-election)            2001
      Paul T. Theisen    (for re-election)            2001
      Thomas C. Vadakin  (for re-election)            2001

  2.  To approve the Peoples Bancorp Inc. 1998 Stock Option Plan.

  3. To approve the Peoples Bancorp Inc. Deferred Compensation Plan for Directors of Peoples Bancorp Inc. and Subsidiaries.

  4. To transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

  Shareholders of record at the close of business on February 10, 1998, will be entitled to notice of and to vote at the Annual
Meeting and any adjournment(s) thereof.

  You are cordially invited to attend the Annual Meeting. The vote of each shareholder is important, whatever the number of common shares held. Whether or not you plan to attend the Annual Meeting, please sign, date and return your Proxy promptly in the enclosed envelope.

  The Company's Annual Report to Shareholders for the fiscal year ended December 31, 1997, accompanies this Notice and Proxy
Statement.

                                By Order of the Board of Directors,

                                /S/  RUTH I. OTTO
                                     Ruth I. Otto
                                     Corporate Secretary


                        PEOPLES BANCORP INC.
                         138 Putnam Street
                        Marietta, Ohio  45750
                           (740) 374-6136

                           PROXY STATEMENT
                           ---------------


  This Proxy Statement and the accompanying proxy are being mailed to shareholders of Peoples Bancorp Inc., an Ohio corporation (the "Company"), on or about March 6, 1998, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") called to be held on Thursday, April 9, 1998, or at any adjournment(s) thereof. The Annual Meeting will be held at 11:00 A.M., local time, in the Conference Room of The Peoples Banking and Trust Company, 138 Putnam Street, Marietta, Ohio.

  The Company has four wholly-owned subsidiaries.  They include
Gateway Bancorp, Inc. ("Gateway"), The Peoples Banking and Trust
Company ("Peoples Bank"), The First National Bank of
Southeastern Ohio ("First National") and The Northwest Territory
Life Insurance Company ("Northwest Territory").

  A proxy for use at the Annual Meeting accompanies this Proxy Statement and is solicited by the Board of Directors of the Company. Shareholders of the Company may use their proxies if they are unable to attend the Annual Meeting in person or wish to have their common shares of the Company voted by proxy even if they do attend the Annual Meeting. Without affecting any vote previously taken, any shareholder executing a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company, at the address of the Company set forth on the cover page of this Proxy Statement, written notice of such revocation; by executing a later-dated proxy which is received by the Company prior to the Annual Meeting; or by attending the Annual Meeting and giving notice of such revocation in person. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy.

  Only shareholders of the Company of record at the close of business on February 10, 1998 (the "Record Date"), are entitled to receive notice of and to vote at the Annual Meeting and any adjournment(s) thereof. At the close of business on the Record Date, 3,843,862 common shares were outstanding and entitled to vote. Each common share entitles the holder thereof to one vote on each matter to be submitted to shareholders at the Annual Meeting. A quorum for the Annual Meeting is a majority of the common shares outstanding. There is no cumulative voting with respect to the election of directors.

  Under the rules of the Securities and Exchange Commission (the "SEC"), boxes are provided on the form of proxy for shareholders to mark if they wish either to abstain on a proposal presented for shareholder approval or to withhold authority to vote for one or more nominees for election as a director of the Company. Common shares as to which the authority vote is withheld will be counted for quorum purposes; however, the effect of an abstention on the proposal to approve the Peoples Bancorp Inc. 1998 Stock Option Plan and to approve the Peoples Bancorp Inc. Deferred Compensation Plan for Directors is the same as a "no" vote.

  Broker/dealers, who hold their customers' common shares in street name, may, under the applicable rules of the self-regulatory organizations of which the broker/dealers are members, submit and sign proxies for such common shares and may vote such common shares on routine matters, which, under such rules, typically include the election of directors, but broker/dealers may not vote such common shares on other matters, which typically include the approval of compensation plans, without specific instructions from the customer who owns such common shares. Proxies signed and submitted by broker/dealers which have not been voted on certain matters as described in the previous sentence are referred to as broker non-votes. Such proxies count toward the establishment of a quorum. Broker non-votes on the proposal to approve the Peoples Bancorp Inc. 1998 Stock Option Plan and to approve the Peoples Bancorp Inc. Deferred Compensation Plan for Directors will not be considered as votes entitled to be cast in determining the outcome of that proposal.

  As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any business to be brought before the Annual Meeting except as set forth in this Proxy Statement. However, if any matters other than those referred to in this Proxy Statement should properly come before such Annual Meeting, or any adjournment(s) thereof, it is intended that the persons named as proxies in the enclosed proxy may vote the common shares represented by said proxy on such matters in accordance with their best judgment in light of the conditions then prevailing.

  The Company will bear the costs of preparing and mailing this Proxy Statement, the accompanying proxy and any other related materials and all other costs incurred in connection with the solicitation of proxies on behalf of the Board of Directors. Proxies will be solicited by mail and may be further solicited, for no additional compensation, by officers, directors, or employees of the Company and its subsidiaries by further mailing, by telephone, or by personal contact. The Company will also pay the standard charges and expenses of brokerage houses, voting trustees, banks, associations and other custodians, nominees, and fiduciaries, who are record holders of common shares not beneficially owned by them, for forwarding such materials to and obtaining proxies from the beneficial owners of common shares entitled to vote at the Annual Meeting.

  The Annual Report to the Shareholders of the Company for the fiscal year ended December 31, 1997 (the "1997 fiscal year") is enclosed herewith.

                 SECURITY OWNERSHIP OF CERTAIN
                BENEFICIAL OWNERS AND MANAGEMENT
                --------------------------------

  The following table sets forth, as of the Record Date, certain information concerning the beneficial ownership of common shares by the only person known to the Company to be the beneficial owner of more than 5% of the outstanding common shares:

  Name and Address       Amount and Nature of     Percent of
of Beneficial Owner      Beneficial Ownership      Class (1)
-------------------      --------------------     ----------

Peoples Bank - Trustee        690,835(2)             18.0%
138 Putnam Street
Marietta, Ohio 45750


(1) The percent of class is based on 3,843,862 common shares outstanding on the Record Date.

(2) Includes 53,822 common shares, 289,840 common shares, 182,135 common shares and 34,248 common shares as to which the Investment and Trust Department of Peoples Bank has shared investment and sole voting power, shared investment and voting power, sole voting and investment power, and sole investment and shared voting power, respectively. The officers and directors of Peoples Bank and the Company disclaim beneficial ownership of these common shares by reason of their positions. Does not include 130,790 common shares held by the Investment and Trust Department in its capacity as Trustee under the Peoples Bancorp Inc. Retirement Savings Plan with respect to which the Investment and Trust Department has neither voting nor investment power.

  The following table sets forth, as of the Record Date, certain information with respect to the common shares beneficially owned by each director of the Company, by each nominee for election as a director of the Company, by the executive officer of the Company named in the Summary Compensation Table and by all executive officers and directors of the Company as a group:


                          Amount and Nature of Beneficial Ownership (1)
                          ---------------------------------------------
                                      Common Shares
                                        Which Can
                        Common       Be Acquired Upon
                        Shares      Exercise of Options           Percent
                       Presently       Exercisable                  of
     Name                Held         Within 60 Days      Total   Class (2)
---------------------  ---------    -------------------   -----   ---------
George W. Broughton     51,080 ( 4)       4,272           55,352   1.3%
Wilford D. Dimit        10,468 ( 5)       4,381           14,849   (3)
Robert E. Evans (6)     63,445 ( 7)      13,310           76,755   2.0%
Barton S. Holl           6,614 ( 8)       2,772            9,386   (3)
Rex E. Maiden            4,185              521            4,706   (3)
Norman J. Murray         4,507 ( 9)       4,744            9,251   (3)
Paul T. Theisen          9,813 (10)       4,744           14,557   (3)
Thomas C. Vadakin        1,855 (11)       4,744            6,599   (3)
Joseph H. Wesel         27,592 (12)       4,744           32,336   (3)


All directors and
  executive officers
  as a group
 (numbering 14)         97,729 (13)      69,350          267,079   6.9%

(1) Unless otherwise noted, the beneficial owner has sole voting and investment power with respect to all of the common shares reflected in the table. All fractional common shares have been rounded to the nearest whole common share.

(2) The percent of class is based upon 3,843,862 common shares outstanding on the Record Date and the number of common shares, if any, as to which the named person has the right to acquire beneficial ownership upon the exercise of options exercisable within 60 days of the Record Date.

(3)   Reflects ownership of less than 1% of the outstanding common shares.

(4) Includes 3,053 common shares held by Mr. Broughton as custodian for his children, as to which Mr. Broughton has sole voting and investment power and claims beneficial ownership. Does not include 7,085 common shares held of record and beneficially owned by Mr. Broughton's wife, as to which he has no voting or investment power and disclaims beneficial ownership. Also does not include 9,821 common shares held in the George Broughton's Children's Trust, an irrevocable trust with Peoples Bank as Trustee. Peoples Bank exercises sole voting and investment power with respect to the common shares held in the George Broughton's Children's Trust and these common shares are included among the common shares shown as beneficially owned by Peoples Bank in the preceding table. Does not include 10,981 common shares held of record by the Broughton Foods Company Pension Trust B, as to which Mr. Broughton has no voting or investment power and disclaims beneficial ownership. Does not include 121 shares held in the Peoples Bank Rabbi Trust in the name of George W. Broughton. Peoples Bank has sole voting and investing powers in this Trust.

(5) Includes 6,301 common shares held jointly by Mr. Dimit with his wife as to which he exercises shared voting and investment power. Does not include 726 shares held in the Peoples Bank Rabbi Trust in the name of Wilford D. Dimit. Peoples Bank has sole voting and investing powers in this Trust.


(6)   Executive officer of the Company named in the Summary
      Compensation Table.

(7) Includes 12,556 common shares allocated to the account of Mr. Evans in the Peoples Bancorp Inc. Retirement Savings Plan with respect to which Mr. Evans has the power to direct the voting and disposition. Does not include 8,573 common shares held of record and owned beneficially by Mr. Evans' wife, as to which common shares Mr. Evans has no voting or investment power and disclaims beneficial ownership. Does not include 849 shares held in the Peoples Bank Rabbi Trust in the name of Robert E. Evans. Peoples Bank has sole voting and investing powers in this Trust.

(8) Includes 2,869 common shares held jointly by Mr. Holl and his wife as to which he exercises shared voting and investment power.

(9) Does not include 9,016 common shares held of record and beneficially owned by Mr. Murray's wife, as to which he has no voting or investment power and disclaims beneficial ownership thereof. Includes 1,936 shares in the Susan Murray Trust Investment Account in which Mr. Murray shares voting power.

(10)  Does not include 606 common shares in the Peoples
      Bank Rabbi Trust in the name of Paul T. Theisen. Peoples Bank has sole voting and investing powers in this Trust.

(11) Includes 1,270 shares in the Thomas C. Vadakin Investment Account in Peoples Bank in which Mr. Vadakin shares investment and voting power.

(12) Does not include 5,690 common shares held of record and beneficially owned by Mr. Wesel's wife as to which he has no voting or investment power and disclaims beneficial ownership.
      Does not include 849 common shares in the Peoples Bank Rabbi
      Trust in the name of Joseph H. Wesel. Peoples Bank has sole voting and investment powers in this Trust. Also does not include 13,669 common shares in the Joseph and Lu Wesel Grandchildren's Trust in which the Peoples Bank has sole investment and voting powers. Does not include 12,447 common shares held of record by the Marietta Ignition, Inc. Pension
      Plan as to which Mr. Wesel has no voting or investment power and disclaims beneficial ownership. Mr. Wesel serves as a member of the Administrative Committee for Marietta Ignition, Inc. Pension Plan. Peoples Bank shares voting power with respect to the common shares held in the Marietta Ignition, Inc. Pension Plan with the Plan Administrator and said common shares are included among the common shares shown as beneficially owned by Peoples
      Bank in the preceding table.

(13) Includes common shares held jointly by directors and officers and other persons. Also includes 12,822 common shares allocated to the respective accounts of executive officers of the company in the Peoples Bancorp Inc. Retirement Savings Plan. See notes (4), (5), (7) and (8) through 12) above.

        SECTION 16(a) BENEFICIAL OWNERSHIP REPORT COMPLIANCE
        ----------------------------------------------------

  To the Company's knowledge, based solely on a review of the copies of the reports furnished to the Company and written representations that no other reports were required, during the 1997 fiscal year, all filing requirements applicable to officers, directors and greater than 10% beneficial owners of the Company under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), were complied with; except that:

  1) On December 5, 1997, Mr. Wesel filed a Form 4 to report transactions for the month of November, 1997. However, a transaction for the purchase of 200 common shares was omitted inadvertently from the report. The error was later discovered and a Form 4 was filed reporting the transaction on December 15, 1997.

  2) In February, 1996, Mr. Holl filed a Form 5 for the year ended December 31, 1995. The information was recorded incorrectly by the Company as a Form 4 filing for the January exercise of stock options in the total amount of 1,973 common shares. Mr. Holl's internal file was coded "Current", and no Form 4 was produced for the transaction. This erroneous status remained intact until an unrelated transaction occurred, and a Form 5 for the year ended December 31, 1997 was generated which included the subject transaction, correcting the prior filing.


                        ELECTION OF DIRECTORS
                        ---------------------

                          (Item 1 on Proxy)

  In accordance with Section 2.02 of the Regulations of the Company, three directors of Class III are to be elected to hold office for terms of three years each, in each case until their respective successors are duly elected and qualified. It is the intention of the persons named in the accompanying proxy to vote the common shares represented by the proxies received pursuant to this solicitation for the nominees named below who have been designated by the Board of Directors, unless otherwise instructed on the proxy.

  The following table gives certain information concerning each nominee for election as a director of the Company. Unless otherwise indicated, each person has held his principal occupation for more than five years.

                            Position(s) Held                      Nominee
                            With the Company                       For
                          and its Subsidiaries       Director      Term
                             and Principal         Continuously  Expiring
  Nominee          Age       Occupation(s)            Since         In
----------------   ---    --------------------     ------------  --------

Robert E. Evans    57     President and Chief          1980        2001
                          Executive Officer of
                          the Company and of
                          Peoples Bank; Chairman
                          of the Board of
                          Northwest Territory
                          and Gateway Bancorp, Inc.

Paul T. Theisen     67    Of counsel with firm of      1980        2001
                          Theisen, Brock, Frye, Erb
                          & Leeper Co., L.P.A.
                          Attorneys at Law,
                          Marietta, Ohio.

Thomas C. Vadakin   66    Retired from Vadakin,        1989        2001
                          Inc., December 31, 1997;
                          Director, The Airolite
                          Company, Marietta, Ohio, a
                          manufacturer of ventilating
                          louvers. 100% Owner of
                          Conclude,Inc, an Ohio
                          Corporation, as of now a
                          dormant corporation.


(1)  Mr. Evans is also a director of Peoples Bank, First
     National, Northwest Territory Life Insurance Company and
     Gateway Bancorp.

(2)  Mr. Theisen is also a director of Peoples Bank and First
     National.

(3)  Mr. Vadakin is also a director of Peoples Bank.

  While it is contemplated that all nominees will stand for election, if one or more nominees at the time of the Annual Meeting should be unavailable or unable to serve as a candidate for election as a director, the proxies reserve full discretion to vote the common shares represented by the proxies for the election of the remaining nominees and for the election of any substitute nominee or nominees designated by the Board of Directors. The Board of Directors knows of no reason why any of the above-mentioned persons will be unavailable or unable to serve if elected to the Board.

  The Regulations of the Company provide that Shareholder nominations for election to the Board of Directors must be made in writing and must be delivered or mailed to the Secretary of the Company not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to the shareholders, such nomination must be mailed or delivered to the Secretary not later than the close of business on the seventh day following the day on which the notice of the meeting was mailed. Such notification must contain the following information to the extent known by the notifying shareholder: (a) the name, age, business address and residence address of each proposed nominee; (b) the principal occupation or employment o each proposed nominee; (c) the number of common shares beneficially owned by each proposed nominee and by the notifying shareholder; and (d) any other information required to be disclosed with respect to a nominee for election as a director under the proxy rules promulgated under the Exchange Act. Each such notification must be accompanied by he written consent of the proposed nominee to serve as a director of the Company if elected. Nominations which the Chairman of the Annual Meeting determines are not made in accordance with the Regulations of the Company will be disregarded.

  Under Ohio law and the Company's Regulations, the three nominees for election as Class III directors receiving the greatest number of votes will be elected as directors.

  The following table gives certain information concerning the current directors who will continue to serve after the Annual
Meeting. Unless otherwise indicated, each person has held his or her principal occupation for more than five years.

                                 Position (s) Held
                                  and Principal       Continuously    Expires
Name                   Age         Occupation(s)          Since         In
--------------------   ----     --------------------- ------------    -------

George W. Broughton     40      Director and Executive       1994       2000
                                Vice President/Sales
                                and Marketing, Broughton
                                Foods Co., a processor
                                and distributor of dairy
                                products; Director of
                                SBR, Inc., maker of
                                replacement windows and
                                owner of "Wood Crafters"
                                catalog and stores. (1)

Wilford D. Dimit        63      President of First           1993       2000
                                Settlement, Inc.,
                                Marietta, Ohio, a retail
                                clothing store, shoe store
                                and restaurant. (1)


Barton S. Holl          75      Chairman of the Board of     1990       2000
                                Logan Clay Products, Inc.,
                                Logan, Ohio, a manufacturer
                                of clay products.

Rex E. Maiden           62      Chairman of the Board of     1996       1999
                                Maiden & Jenkins
                                Construction Co.,
                                Nelsonville, OH, a highway
                                and bridge contractor and
                                a contractor of commercial,
                                industrial and educational
                                buildings; Treasurer and
                                Director of Sunday Creek
                                Coal Co., Nelsonville, OH,
                                a holding company for land
                                and minerals such as coal
                                and oil; President and
                                Chairman of the Board of
                                Nelsonville Consulting
                                and Construction Co.,
                                Nelsonville, OH, a
                                consulting firm which does
                                design work for several
                                construction companies;
                                Chairman of the Board of
                                Black Top Contracting,
                                Nelsonville, OH, a paving
                                contractor.  (1)

Norman J. Murray        80      Former President and         1980      1999
                                Chairman of the Board of
                                The Airolite Co., Marietta,
                                Ohio, a manufacturer of
                                ventilating louvers, retired
                                in 1994; Chairman of the
                                Board of Peoples Bank
                                since 1990.   (1)



Joseph H. Wesel         68      Chairman and Chief           1980      1999
                                Executive Officer of
                                Marietta Automotive
                                Warehouse, Inc., Marietta,
                                Ohio, an automotive parts
                                wholesaler; President of
                                Auto Paints Works Inc.,
                                Marietta, Ohio, a wholesaler/
                                retailer of auto paint and
                                body shop supplies; President
                                of W.D.A., Inc., Marietta,
                                Ohio, a real estate holding
                                company; Director, Marietta
                                Ignition, Inc., a wholesaler/
                                retailer of automotive parts
                                and industrial supplies;
                                Chairman of the Board of the
                                Company since 1991. (1)

_____________

(1)  Also a director of Peoples Bank.


  There is a family relationship between Directors, Thomas C. Vadakin and Paul T. Theisen (brothers-in-law). There is no other family relationship between any executive officer, or person nominated or chosen to become a director or executive officer of the Company.

  The Board of Directors of the Company held a total of thirteen
(13) meetings during the Company's 1997 fiscal year. Each incumbent director attended 75% or more of the aggregate of the total number of meetings held by the Board of Directors during the period he served as a director and the total number of meetings held by all committees of the Board of Directors on which he served during the period he served.

  The Board of Directors of the Company has an Audit Committee comprised of George W. Broughton, Wilford D. Dimit, Barton S. Holl, Norman J. Murray, and Joseph H. Wesel (Mr. Wesel serves as an ex-officio member). The function of the Audit Committee is to assist the Audit Department of the Company in the annual review of the loan portfolio of each subsidiary bank, to review the work schedule of the Audit Department as to when audits of the subsidiaries are to be conducted and the adequacy of such audits, to review the adequacy of the Company's system of internal controls, to investigate the scope and adequacy of the work of the Company's independent auditors, and to recommend to the Board of Directors a firm of accountants to serve as the Company's independent auditors. The Audit Committee met four
(4) times during the Company's 1997 fiscal year.

  The Board of Directors of the Company has a Compensation Committee comprised of Rex E. Maiden, Norman J. Murray, Thomas
C. Vadakin and Joseph H. Wesel. The function of the Compensation Committee is to review and recommend for approval by the Board of Directors salaries, bonuses, employment agreements and employee benefit plans for officers and employees, to supervise the operation of the Company's compensation plans, including its Stock Option Plans, to select those eligible employees who may participate in each plan (where selection is required) and to prescribe (where permitted under the terms of the plan) the terms of any stock options granted under any stock option plan of the Company. The Compensation Committee met three (3) times during the Company's 1997 fiscal year.

  The Board of Directors does not have a standing nominating committee or committee performing similar functions.


                TRANSACTIONS INVOLVING MANAGEMENT
                ----------------------------------

  Paul T. Theisen is of counsel in the law firm of Theisen, Brock, Frye, Erb & Leeper Co., L.P.A. which rendered legal services to the Company and its subsidiaries during the Company's 1997 fiscal year and is expected to render legal services to the Company and its subsidiaries during the Company's 1998 fiscal year.

  During the Company's 1997 fiscal year, its subsidiaries, Peoples Bank, Gateway and First National, entered into banking transactions, in the ordinary course of their respective businesses, with certain executive officers and directors of the Company, with members of their immediate families and with corporations for which directors of the Company serve as executive officers. It is expected that similar banking transactions will be entered into in the future. Loans to such persons have been made on substantially the same terms, including the interest rate charged and the collateral required, as those prevailing at the time for comparable transactions with persons not affiliated with the Company or its subsidiaries. These loans have been subject to, and are presently subject to, no more than a normal risk of uncollectibility and present no other unfavorable features. The aggregate amount of loans to directors and executive officers of the Company and their associates as a group at December 31, 1997, was $2,864,419.
This does not include the aggregate amount of $12,868,523, in loans to persons acting in the sole capacity as directors or executive officers of subsidiaries of the Company. As of the date hereof, all of such loans are performing loans.


             REPORT OF THE COMPENSATION COMMITTEE OF
        THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
        ------------------------------------------------

  Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, this Report and the graph set forth on page 15 shall not be incorporated by reference into any such filings.

  The members of the Compensation Committee (the "Committee") are Rex E. Maiden, Norman J. Murray, Thomas C. Vadakin and Joseph
H. Wesel, none of whom are compensated executive officers or employees of the Company or its subsidiaries. Mr. Murray is Chairman of the Board of Peoples Bank and Mr. Wesel is Chairman of the Board of the Company. The Committee is to meet periodically to review and recommend for approval by the Board of Directors salaries, bonuses, employment agreements and employee benefits plans for officers and employees, including executive officers of the Company. The Committee also supervises the operation of the Company's compensation plans, selects those eligible employees who may participate in each plan (where selection is permitted) and prescribes (where permitted under the terms of the plan) the terms of any stock options granted under any stock option plan of the Company.

  Section 162(m) of the Internal Revenue Code of 1986, as amended, prohibits a publicly-held corporation, such as the Company, from claiming a deduction on its federal income tax return for compensation in excess of $1 million paid for a given fiscal year to the chief executive officer (or person acting in that capacity) at the close of the corporation's fiscal year and the four most highly compensated officers of the corporation, other than the chief executive officer, at the end of the corporation's fiscal year. The $1 million compensation deduction limitation does not apply to "performance-based compensation." The final regulations issued by the Internal Revenue Service under Section 162(m) of the Internal Revenue Code of 1996 in December of 1995 (the "IRS Regulations") set forth a number of provisions which compensatory plans, such as the Performance Compensation Plan, the Peoples Bancorp Inc. 1993 Stock Option Plan (the "1993 Plan"), and the Peoples Bancorp Inc. 1995 Stock Option Plan (the "1995 Plan"), must contain if the compensation paid under such plans is to qualify as "performance-based" for
the purposes of Section 162(m).    In order to qualify as
"performance-based" under the proposed IRS Regulations, the compensation must be paid solely on account of the attainment of one or more performance goals set by a compensation committee comprised solely of two (2) or more outside directors. The performance goals must be approved by a majority of shareholders prior to payment of the remuneration and the compensation committee must certify to the satisfaction of the goals. Due to the fact that all executive officers of the Company receive compensation at levels substantially below the $1 million deductibility limit, the Committee does not propose at this time to present for shareholder approval performance goals such as those provided in the Incentive Bonus Plan discussed below. The Company has determined that it is not necessary to modify the Peoples Bancorp Inc. 1993 Stock Option Plan at this time since no further grants will be made to anyone listed in the Summary Compensation Table. The 1995 Plan complies with Section 162(m) and the IRS Regulations so that any compensation which may be received thereunder by executive officers of the Company will qualify as "performance-based". The Committee will rely, from time to time, upon advice of the Company's General Counsel regarding the appropriateness of presenting the Incentive Bonus Plan, or any similar plan, to shareholders.

  The Committee operates under the principle that the compensation of executive officers should be directly and significantly related to the financial performance of the Company. The compensation philosophy of the Company reflects a commitment to reward executive officers for performance through cash compensation and through plans designed to enhance the long-term commitment of officers and employees to the Company and its subsidiaries. The cash compensation program for executive officers consists of two elements, a base salary component and an incentive component payable under the Incentive Bonus Plan. The combination of base salary and incentive compensation is designed to relate total cash compensation levels to the performance of the Company, its subsidiaries and the individual executive officer. The salaries of executive officers of the Company, including Mr. Evans' salary, have remained without substantial adjustment for a number of years, except for limited increases reflecting cost of living raises and special meritorious increases or adjustments reflecting increased responsibilities and promotions. This philosophy was reflected in Mr. Evans' 1997 base salary, which increased only 4.67% from the prior year. This adjustment was designed to reflect cost of living increases. Primary reliance has been placed on the Incentive Bonus Plan for compensation adjustments.

  An Incentive Bonus Plan was established in 1988 for certain senior officers of the Company and its subsidiaries, including Mr. Evans and the other executive officers of the Company. The purpose of the Plan was to base compensation, in part, on the profit performance of the Company. Beginning in 1996, the Incentive Bonus Plan applied to all employees of the Company and its subsidiaries. Each year, in January, the Committee establishes minimum levels of return on equity and net income which must be met before any incentive bonus is paid. If such minimum levels are met, each officer or employee receives an incentive bonus equal to a predetermined percentage of salary, based on the amount by which net income exceeds the minimum level, up to an approximate maximum of 25% of salary. Consequently, higher net income creates higher incentive bonuses.

  In late 1996, the Company established a new Performance Compensation Program ("Program") in which all employees of the Company and its subsidiaries are eligible to participate. This Program replaced the Company's Incentive Bonus Plan established in 1988 for certain senior officers of the Company and its subsidiaries. The Company's Executive Committee and Board of Directors approved the Program in late 1996 for implementation and use in the 1997 calendar year.

  The Program is designed to reward all employees for balanced growth and increased profitability. The amount of the award available for distribution is based upon the Company's performance with regard to specified performance goals. In 1997, the majority of potential incentive payout was based on Company's consolidated financial results. The remaining incentive payout for employees was based on the results of performance goals in certain subordinate models (such as subsidiary or branch models). This payout percentage may be adjusted on an annual basis.

  In 1997, the performance goals focused on loan and deposit growth, profitability, asset quality and productivity (increased operational efficiency). The Program compared current year performance to the immediately prior year and rewarded employees for incremental growth in the key performance goals previously listed. Each performance goal was weighted according to
contribution to net income.   In general, the key performance
goals were evenly weighted for 1997. The Program also established a range of payout percentages which reflected the extent to which the Company met the performance goals. The payout percentage was uniformly applied to the gross salaries of each eligible employee. Consequently, enhanced performance in relation to the performance goals creates higher incentive bonuses. During 1997, performance goals, above listed, were exceeded resulting in incremental growth causing a payout percentage to Mr. Evans of 6.7% of his base salary and similar payout percentages for each eligible employee.

  The Company's long-term compensation program consists primarily of stock options granted under the Company's 1993 Plan and the 1995 Plan. The Committee believes that stock ownership by members of the Company's management and stock-based performance compensation arrangements are important in aligning the interests of management with those of shareholders, generally in the enhancement of shareholder value. Options are granted under both the 1993 Plan and the 1995 Plan with an exercise price equal to the fair market value of the Company's common shares on the date of grant. If there is no appreciation in the fair market value of the Company's common shares, the options are valueless. The Committee generally grants options based upon its subjective determination of the relative current and future contribution each officer has or may make to the long-term welfare of the Company. On December 3, 1997, the Committee granted incentive stock options to Mr. Evans covering 7,700 common shares at an exercise price of $43.75 for a term of ten
(10) years with vesting of 12.5% annually from January 1, 2000; and tendered incentive stock options covering a total of 23,400 common shares to the key employees as a group, exclusive of Mr. Evans, each for a term of ten (10) years with vesting of 25% annually from January 1, 2000.

  In order to further enhance Mr. Evans' long-term commitment to Peoples Bank, Peoples Bank entered in a Deferred Compensation Agreement with him in 1976. Under this Agreement, Mr. Evans agreed to serve Peoples Bank as an employee until he reaches age 65 or until his earlier retirement, disability or death and agreed not to engage in activities in competition with Peoples Bank. The amount of $5,000 is automatically accrued to Mr. Evans' account upon the completion of each year of service to Peoples Bank until he reaches normal retirement age.

  At various times in the past, the Company has adopted certain broad-based employee benefit plans in which the Company's executive officers are permitted to participate on the same terms as non-executive officer employees who meet applicable eligibility criteria, subject to legal limitations on the amounts that may be contributed or the benefits that may be payable under the plans.

  To enhance the long-term commitment of the officers and employees of the Company and its subsidiaries, the Company established the Peoples Bancorp Inc. Retirement Savings Plan (the "Peoples 401(k) Plan"). Mr. Evans, as well as all officers and employees of the Company and its subsidiaries, may participate in the Peoples 401(k) Plan, upon satisfying applicable eligibility criteria. Company matching contributions and participant contributions may be invested in common shares providing each participant with motivation toward safe and sound long-term growth of the Company. Company matching contributions may vary at the discretion of the Board of Directors.

Submitted by the Compensation Committee of the Company's Board of Directors:

               		Norman J. Murray, Rex E. Maiden,
              Thomas C. Vadakin, and Joseph H. Wesel.


      COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
      -----------------------------------------------------------

  Norman J. Murray, Chairman of the Board of Peoples Bank, serves as a member of the Compensation Committee. Joseph H. Wesel, Chairman of the Board of the Company, also serves as a member of the Compensation Committee.


          COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
          ------------------------------------------------

Summary of Cash and Certain Other Compensation
----------------------------------------------
  The following table shows for the last three fiscal years, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to Robert E. Evans, the Chief Executive Officer of the Company and the only executive officer of the Company whose total annual salary and bonus for the 1997 fiscal year exceeded $100,000.


                     SUMMARY COMPENSATION TABLE


                                                    Long Term
                                                   Compensation
                                                      Awards
                            Annual Compensation      --------
                            -------------------     Underlying     All Other
Name and                    Salary        Bonus    Options/SARs  Compensation
Principal Position    Year  ($)(1)        ($)(2)      (#)(3)          ($)(4)
------------------    ----  ------        ------   ------------  ------------
Robert E. Evans,      1997  $212,080     $12,712     7,700 (3)      $8,048
President and Chief   1996  $196,900     $16,929       ---          $7,250
Executive Officer     1995  $185,268     $21,975       ---          $7,873
the Company and
of Peoples Bank
_________________________

  (1) "Salary" includes fees received by Mr. Evans for services rendered during 1997, 1996 and 1995 as a director of the Company and its subsidiaries in the amounts of $16,900, $15,300 and $15,700, respectively.

  (2) All bonuses reported were earned by Mr. Evans pursuant to the Performance Compensation Program..

  (3)  Represents options granted under the Peoples Bancorp Inc.
       1995 Stock Option Plan.

  (4) "All Other Compensation" for 1997 includes the contribution of $3,048 to the Peoples 401(k) Plan on behalf of Mr. Evans to match pre-tax elective deferral contributions (included under "Salary") made by him. "All Other Compensation" for 1997 also includes the amount of $5,000 which was accrued for the account of Mr. Evans pursuant to the terms of a Deferred Compensation Agreement between Mr. Evans and the Company. See the discussion under "Deferred Compensation Agreement".

Grant of Options
----------------

  The following table sets forth information concerning individual grants of options made under the Peoples Bancorp Inc.
1995 Stock Option Plan (the "1995 Plan") during the 1997 fiscal year to the named executive officer. The Company has never granted stock appreciation rights.

                                         1997          1997 Options
Name or Group                          Options #       Exercise Price
------------------------------         --------        --------------
Robert E. Evans, President and
Chief Executive Officer                  7,700            $43.75

All current executive officers
as a group                              23,400            $43.75

Each nominee for Director,
except Robert E. Evans
  Paul T. Theisen                        2,239            $30.50
  Thomas C. Vadakin                      2,239            $30.50

All current directors who are
not executive officers as a group       38,467            $43.75

All employees (including all current
officers who are not executive
officers) as a group                    22,700            $43.75

Option Exercises and Holdings
-----------------------------
  The following table sets forth information with respect to unexercised options held as of the end of the 1997 fiscal year by Mr. Evans. He exercised no options during the 1997 fiscal year.


                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES
                -----------------------------------------------
                 Number of                         Number of
                Securities                   Securities Underlying         Value of Unexercised
                Underlying                    Unexercised Options          In-the-Money Options
                 Options      Value               at FY-End (#)              at FY-End ($)<F1>
Name            Exercised   Realized ($)   Exercisable  Unexercisable   Exercisable   Unexercisable
--------------- ---------   ------------   -----------  -------------   -----------   -------------
Robert E. Evans 0           n/a            13,310 <F2>  16,170 <F2>     $322,017      $174,582

______________________


<F1> "Value of Unexercised In-the-Money Options at FY-End" is
based upon the fair market value of the Company's common shares on December 31, 1997 ($41.75) less the exercise price of in-the-money options at the end of the 1997 fiscal year.

<F2> If Mr. Evans' employment with the Company and its
subsidiaries is terminated by reason of his retirement under the provisions of any retirement plan of the Company or any subsidiary or by reason of permanent disability or for any other reason, other than for cause, the options may be exercised in full for a period of three months following the date of retirement or permanent disability, subject to the stated term of the options. If Mr. Evans' employment is terminated by reason of his death while an employee of the Company and/or a subsidiary, the options may be exercised in full for a period of one year, subject to the stated term of the options. If Mr.
Evans' employment is terminated for cause, his unexercised non-vested options will be forfeited.

Pension Plan
------------
  The following table shows the estimated annual pension benefits payable upon retirement at age 65 on a lifetime annuity basis under the Peoples Bancorp Inc. Retirement Plan, a funded, noncontributory pension plan (the "Pension Plan"), to a covered participant in specified compensation and years of service classifications.



                           PENSION PLAN TABLE
                           ------------------
                                         Years of Service
                           -------------------------------------------

 Annualized Average
Monthly Compensation         15       20       25       30       35
--------------------       -------  -------  -------  -------  -------
     $125,000              $33,281  $44,375  $55,468  $66,562  $66,562
     $150,000              $40,406  $53,875  $67,343  $80,812  $80,812
     $175,000              $40,406  $53,875  $67,343  $80,812  $80,812
     $200,000              $40,406  $53,875  $67,343  $80,812  $80,812
     $225,000              $40,406  $53,875  $67,343  $80,812  $80,812
     $250,000              $40,406  $53,875  $67,343  $80,812  $80,812

Benefits listed in the Pension Plan Table are not subject to deduction for Social Security benefits or other amounts and are computed on a lifetime annuity basis.

  Monthly benefits upon normal retirement (age 65) are based upon 40% of "average monthly compensation" plus 17% of the excess, if any, of "average monthly compensation" over "covered compensation". For purposes of the Pension Plan, "average monthly compensation" is based upon the monthly compensation (including regular salary and wages, overtime pay, bonuses and commissions) of an employee averaged over the five consecutive credited years of service which produce the highest monthly average within the last ten years preceding retirement and "covered compensation" is the average of the 35 years of social security wage bases prior to social security retirement age ("covered compensation" for Robert E. Evans as of the end of the 1997 fiscal year was $44,448). 1997 annual compensation, to the extent determinable, for purposes of the Pension Plan for Mr. Evans was $212,080. As of the end of 1997 fiscal year, Mr.
Evans had 27 credited years of service.

Deferred Compensation Agreement
-------------------------------

  On November 18, 1976, Peoples Bank entered into a Deferred Compensation Agreement with Mr. Evans. Under this Deferred Compensation Agreement, Mr. Evans agreed to serve Peoples Bank as an employee until he reaches age 65 or until his earlier retirement, disability or death and agreed not to engage in activities in competition with Peoples Bank. Under this Agreement, Mr. Evans or his beneficiaries are entitled to receive specified amounts upon Mr. Evans' retirement, disability or death, which amounts are payable monthly for ten years (with interest) or in one lump sum at the election of Peoples Bank. The principal amount payable to Mr. Evans is based upon the sum of the amount accrued for his account during his years of employment with Peoples Bank. During the Company's 1997 fiscal year, the amount of $5,000 was accrued for Mr. Evans' account pursuant to his Deferred Compensation Agreement and as of December 31, 1997, a total of $110,000 had been accrued to his account. The amount of $5,000 will be accrued to Mr. Evans' account upon the completion of each year of service to Peoples Bank until he reaches normal retirement age.

Directors' Compensation
-----------------------
  Each director of the Company receives $600 per calendar quarter and $600 for each meeting attended.

  Effective January 1, 1991, the Company established the Peoples Bancorp Inc. Deferred Compensation Plan for Directors of Peoples Bancorp Inc. and subsidiaries (the "Directors' Plan").
Voluntary participation in the Directors' Plan enables a director of the Company, or of one of its subsidiaries, to defer all or a part of his or her director's fees, including federal income tax thereon. Until January 2, 1998, such deferred fees earn interest as provided in the Directors' Plan then in effect.
 Distribution of the deferred funds is made in a lump sum or annual installments beginning in the first year in which the person is no longer a director. Effective January 2, 1998, the Company amended and restated the Directors' Plan to incorporate ertain changes in its provisions, including the types of funds in which the deferred compensation allocated to participants' accounts may be invested. The Board of Directors is submiting the amended and restated Directors' Plan to the shareholders for this consideration and approval. See "Proposal to Approve the Peoples Bancorp Inc. Deferred Compensation Plan for Directors of Peoples Bancorp Inc. and Subsidiaries".

  Directors, other than those employed by the Company (the "Non-Employee Directors"), are automatically granted options under the 1993 Plan on the date they are first elected or appointed as a director of the Company to purchase 1,331 common shares. In addition, every other year at the Board meeting immediately following the annual shareholders meeting, commencing in 1993, all Non-Employee Directors then serving on the Board of Directors, other than a Non-Employee Director who was first elected as a director at such annual shareholders meeting or first appointed as a director at the Board meeting immediately following such annual shareholders meeting will receive an automatic grant of options to purchase 1,331 common shares; provided that the number of common shares subject to options granted to Non-Employee Directors who have not served a full two years on the Board will be prorated such that those Non-Employee Directors will receive options to purchase only a percentage of 1,331 common shares commensurate with the actual portion of the two years that such Non-Employee Directors served on the Board. Options granted to Non-Employee Directors under the 1993 Plan have terms of ten years and become exercisable with respect to 20% of the common shares subject thereto on the date of grant and 20% on each of the first, second, third and fourth anniversaries of the date of grant.

  On April 4, 1995, each Non-Employee Director who had served on the Company's Board and/or that of a subsidiary (a "Subsidiary Board") for all or a portion of at least five calendar years immediately preceding the January 1 before that date (the "Five-Year Service Requirement") was automatically granted an option to purchase 908 common shares and each Non-Employee Director who had not satisfied the Five-Year Service Requirement was granted an option for 182 common shares plus 182 common
shares for each calendar year (or portion thereof) served.   On
the date of the 1998 annual meeting of shareholders, each Non-Employee Director then serving who satisfies the Five-Year Service Requirement will be automatically granted an option for 908 common shares and each Non-Employee Director then serving who does not satisfy the Five-Year Service Requirement will be granted an option for 182 common shares plus 182 common shares for each calendar year (or portion thereof) served. Individuals who are first elected or appointed to the Board after April 4, 1995, but prior to the 1998 annual meeting of shareholders or between the 1998 and 2000 annual meetings of shareholders will be automatically granted options on the date of such election or appointment covering a pro-rata number of common shares based upon the period before the 1998 or 2000 annual meeting of shareholders, as appropriate. All options granted to Non-Employee Directors under the 1995 Plan become exercisable six months from the date of grant.

  All options granted, and to be granted, to Non-Employee
Directors under the 1993 Plan and the 1995 Plan have, and will have, an option price equal to 100% of the fair market value of the Company's common shares on the date of grant.

  If a Non-Employee Director ceases to be a director for reasons other than his death, his options (whether granted under the 1993 Plan or the 1995 Plan) may be exercised for a period of three months, subject to the stated term of the options. If a Non-Employee Director ceases to be a director by reason of his death, his options (whether granted under the 1993 Plan or the 1995 Plan) may be exercised for a period of one year, subject to the stated term of the options. If a Non-Employee Director ceases to be a director by reason of fraud or intentional misrepresentation, embezzlement, misappropriation or conversion of assets or opportunities of the Company, all of his options granted under the 1995 Plan will immediately terminate.

                        PERFORMANCE GRAPH
                        -----------------

  The following line graph compares the yearly percentage change in the Company's cumulative total shareholder return (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the price of the Company's common shares at the end and the beginning of the measurement period; by (ii) the price of the Company's common shares at the beginning of the measurement period) against the cumulative return for an index for NASDAQ Stock Market (U.S. Companies) comprised of all domestic common shares traded on the NASDAQ National Market System and the NASDAQ Small-Cap Market and an index for NASDAQ Bank Stocks comprised of all depository institutions (SIC Code #602) and depository institutions holding companies (SIC Code #671) that are traded on the NASDAQ National Market System and the NASDAQ Small-Cap Market ("NASDAQ Bank Stocks"), for the five-year period ended December 31, 1997.

                  (actual numbers plotted on graph)

                                                          NASDAQ STOCKS
Year Ended  Peoples Bancorp Inc.   NASDAQ Bank Stocks   (U.S. Companies)
----------  --------------------   ------------------   ----------------
 12/31/92         100.00                100.00               100.00
 12/31/93         116.24                114.04               114.80
 12/31/94         137.08                113.63               112.21
 12/31/95         152.68                169.22               158.70
 12/31/96         193.70                223.41               195.19
 12/31/97         311.34                377.44               239.53




Notes: 	1.  Total return assumes reinvestment of dividends.
        2.  Fiscal Year Ending December 31.
        3. Return based on $100 dollars invested on December 31, 1989 in Peoples Bancorp common stock, an index for NASDAQ Stock Market (U. S. Companies), and NASDAQ Bank Stocks.



                PROPOSAL TO APPROVE THE PEOPLES BANCORP INC.
                        1998 STOCK OPTION PLAN
                        ----------------------

                           (Item 2 on Proxy)

  On February 12, 1998, the Board of Directors of the Company adopted the Peoples Bancorp Inc. 1998 Stock Option Plan (the "1998 Plan"), subject to approval by the shareholders. The text of the 1998 Plan is set forth in Annex A to this Proxy Statement. The Board recommends that the shareholders vote FOR the approval of the 1998 Plan.

  The Company also maintains the 1993 Plan and the 1995 Plan under which incentive stock options ("ISOs") have been and, in the case of the 1995 Plan, may be granted to key employees of the Company and its subsidiaries; and non-qualified stock options ("Non-Qualified Options") have been and, in the case of the 1995 Plan, will be, automatically granted to Non-employee Directors and directors of subsidiaries of the Company who are neither directors of the Company nor employees of the Company or any of its subsidiaries ("Subsidiary Directors"). As of February 10, 1998, a total of 15,200 common shares remained available for the grant of ISOs and 7,498 common shares remained available for the grant of Non-qualified Options (ISOs and Non-qualified Options are collectively referred to as "Options") under the 1995 Plan and no common shares were available for the grant of Options under the 1993 Plan. The Board believes that the number of common shares remaining available for the grant of new Options under the 1995 Plan is not sufficient to enable the Company to issue stock option grants which the Company expects to make over the next several years. The Board also believes that the Company should have the flexibility to grant Options to meet competitive conditions and the particular circumstances of the individuals who may be eligible to receive Options. For these reasons, the Board is recommending the adoption of the 1998 Plan which will make an additional 100,000 common shares available to be reserved for issuance of Options.

  The purposes of the 1998 Plan are to advance the interests of the Company (a) by providing material incentive for the continued services of those key employees and directors of the Company and its subsidiaries and consultants and advisors, such as members of an advisory board(s), to the Company and its subsidiaries who are neither employees nor directors of the Company or any of its subsidiaries ("Consultants"), each of whom makes significant contributions toward the Company's success and development, by encouraging those key employees, directors, and Consultants to increase their proprietary interest in the Company and (b) by attracting new able executives to employment with the Company and its subsidiaries or to serve as directors of the Company or one or more of its subsidiaries. To accomplish these purposes, the 1998 Plan authorizes the grant of "ISOs" as defined by Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and Non-qualified Options.

  The 1998 Plan authorizes the granting of Options with respect to an aggregate of 100,000 common shares. If there is any change in the common shares resulting from a stock split, stock dividend, combination or exchange of shares or other similar capital adjustment, the number of common shares available for the grant of Options under the 1998 Plan, the number of common shares subject to outstanding Options and the option price of outstanding Options will be proportionately adjusted to reflect the same. The 100,000 common shares reserved for issuance under the 1998 Plan represent approximately 2.6% of the outstanding common shares as of the Record Date. As of February 10, 1998, ISOs to purchase an aggregate of 229,423 common shares were outstanding and held by 29 employees, including executive officers, under the 1993 Plan and the 1995 Plan; and Non-qualified Options to purchase an aggregate of 68,701 common shares were outstanding and held by 27 Non-employee Directors and Subsidiary Directors. No Non-qualified Options have been granted to employees. On February 10, 1998, the last reported sales price of the common shares on The Nasdaq National Market was $41.50.

  The common shares covered by the 1998 Plan may be either authorized but unissued shares or treasury shares. If any Option granted under the 1998 Plan expires or is terminated without having been exercised in full, the common shares allocable to the unexercised portion of such Option will (unless the 1998 Plan has been terminated) become available for subsequent grants of Options under the 1998 Plan.

The following summary of certain provisions of the 1998 Plan is qualified in its entirety by reference to the copy of the 1998
Plan attached hereto as Annex A.

Administration
--------------

  The 1998 Plan will be administered by a committee (the "Committee") consisting of not less than three directors of the Company appointed from time to time by the Board of Directors. The Committee will grant ISOs and Non-qualified Options to key employees of the Company and its subsidiaries under the 1998 Plan, grant Non-qualified Options to Subsidiary Directors under the 1998 Plan, grant Non-qualified Options to Consultants under the 1998 Plan, interpret the 1998 Plan and make all determinations necessary for the administration of the 1998 Plan. The Compensation Committee of the Company's Board of Directors will serve as the Committee under the 1998 Plan.

Eligibility; Limitations
------------------------

  Officers and other key employees of the Company and its subsidiaries (including the executive officer named in the Summary Compensation Table), Subsidiary Directors and Consultants selected by the Committee will be eligible to receive Non-qualified Options (and, in the case of key employees, ISOs) under the 1998 Plan. It is currently estimated that the group of employees eligible to receive Options under the 1998 Plan will approximate 40 persons, that the group of Subsidiary Directors eligible to receive Non-qualified Options under the 1998 Plan will approximate 20 persons and that the group of Consultants eligible to receive Non-qualified Options under the 1998 Plan will approximate 24 persons, in each case with appropriate adjustments for any significant change in the size or operations of the Company and its subsidiaries in the future. Non-employee Directors will also be participants in the 1998 Plan solely for purposes of receiving certain Non-qualified Options (see discussion on page 20). There are currently eight Non-employee Directors of the Company (including two of the individuals nominated for re-election as directors at the Annual Meeting).

  In addition to the limits imposed on the number of common shares covered by Non-qualified Options granted to Non-employee Directors (see discussion beginning on page 20), no key employee may be granted Options covering, in the aggregate, more than 25,000 common shares during the period in which the 1998 Plan remains in effect. The 1998 Plan also provides that the aggregate fair market value (determined as of the time an ISO is granted) of the common shares with respect to which ISOs may become exercisable for the first time by any individual during any calendar year (under all option plans of the Company and its subsidiaries) may not exceed $100,000.

  Of the 100,000 common shares which may be issued under the 1998 Plan, an aggregate of 30,000 common shares will be issuable to Non-employee Directors, Subsidiary Directors and Consultants.
The remaining 70,000 common shares will be issuable to key employees as ISOs or Non-qualified Options. In the event the entire 30,000 common shares have not been covered by grants made to Non-employee Directors, Subsidiary Directors and Consultants, on or before the date of the 2002 Annual Meeting, that portion of the 30,000 common shares not covered by grants so made may be the subject of Options subsequently granted to key employees under the terms of the 1998 Plan.

  Other than Non-qualified Options to be granted to Non-employee Directors, no determination has been made under the 1998 Plan as to the individual identity of the persons to whom Options may be granted or the number of common shares which may be allocated to any specific person or persons.

  The following table sets forth the number and exercise price of Options granted during 1997 and 1998 (through February 18, 1998) under the 1995 Plan (no Options were granted under the 1993 Plan during that period) to (i) the executive officer of the Company named in the Summary Compensation Table, (ii) all current executive officers of the Company as a group, (iii) each nominee for election as a director, (iv) all current directors who are not executive officers as a group, and (v) all employees, including current officers who are not executive officers, as a group. No Options have been awarded to associates of any of the directors, executive officers or nominees and, other than the persons identified in the following table, no person received five percent (5%) or more of the Options granted under the 1995 Plan during 1997 and 1998:



                               1997            1997 Options
Name or Group                  Options #       Exercise Price
-------------                  ---------       --------------
Robert E. Evans, President
and Chief Executive Officer      7,700             $43.75

All current executive
officers as a group             23,400             $43.75

Each nominee for Director,
except Robert E. Evans
  Paul T. Theisen                2,239             $30.50
  Thomas C. Vadakin              2,239             $30.50

All current directors who
are not executive officers
as a group                      38,467             $43.75

All employees (including
all current officers who are
not executive officers)
as a group                      22,700             $43.75

Duration of 1998 Plan
---------------------

  No Options may be granted under the 1998 Plan after February
11, 2008.

Term of Options Granted to Key Employees
----------------------------------------

  The period during which any Option granted to a key employee, Subsidiary Director or Consultant may be exercised is determined by the Committee, but no such Option may have a term of more than ten years. Any ISO which is granted to an individual who, on the effective date of the grant, owns of record and beneficially more than 10% of the total combined voting power of all classes of stock of the Company then outstanding and entitled to vote, may not have a term of more than five years.

  If the Company consolidates with, merges into, or transfers all or substantially all of its assets to, another corporation, then each outstanding Option will become exercisable in full, whether or not then exercisable, immediately upon consummation of the transaction. As a condition of any such transaction, the Company will require the successor employer corporation to continue the 1998 Plan and assume all obligations thereunder.
If the successor employer corporation terminates the employment of any key employee within the one-year period immediately following the consummation of the acquisition transaction, such key employee will have the right to exercise his then unexercised Options during the period ending on the earlier of the expiration of the term of the Options or three months following the date of termination of employment.

Exercise of Options Granted to Key Employees; Expiration and Termination
------------------------------------------------------------------------

  Options granted to key employees will be exercisable at such times and will be subject to such restrictions and conditions, including the performance of a minimum period of service, as the Committee may impose at the time of grant. However, if the Committee does not specify another vesting schedule at the time of grant, Options will become exercisable with respect to 25% of the common shares after 24 months of continuous employment by the Company and/or its subsidiaries and with respect to an additional 25% of the common shares after each additional 12 months of continuous employment until fully exercisable.

  If a key employee's employment with the Company and its subsidiaries terminates for any reason other than (i) death,
(ii) Disability (as defined in Section 22(e)(3) of the Code),
(iii) retirement under the provisions of any retirement plan of the Company or any subsidiary ("Normal Retirement"), or (iv) any reason (other than for Cause, as defined in the 1998 Plan) after the key employee has been employed by the Company and/or its subsidiaries for at least ten consecutive years prior to termination of employment, the portion of all ISOs which are not then exercisable will terminate immediately. If the termination of employment was due to (a) Normal Retirement or (b) a reason other than Cause and the key employee had been employed by the Company and/or its subsidiaries for at least ten consecutive years prior to termination of employment, in each such case, the key employee may exercise his ISOs in full for a period of three months following the date of termination of employment, subject to the term of the ISOs. If the termination of employment was due to (a) Death or (b) Disability, the key employee (or a representative of his estate in the case of his death) may exercise his ISOs in full for a period of one year following the date of termination of employment, subject to the term of the ISOs. If the termination of employment was due to a reason other than Cause and the key employee had not been employed by the Company and/or its subsidiaries for at least ten consecutive years prior to termination of employment, the key employee may exercise only such ISOs as are then exercisable for a period of three months following the date of termination of employment, subject to the term of the ISOs. If the termination of employment of the key employee was for Cause, all unexercised ISOs will terminate immediately.

  Non-qualified Options granted to key employees under the 1998 Plan will be exercisable following termination of employment for such period of time and under such conditions as the Committee may impose at the time of grant of such Non-qualified Options. If, however, the Committee does not specify another exercisability schedule in the event of termination of employment, the provisions outlined in the following sentences of this paragraph will be applicable. If a key employee's employment with the Company and its subsidiaries terminates for any reason other than (i) Death, (ii) Disability, (iii) Normal Retirement or (iv) any reason (other than for Cause) after the key employee has been employed by the Company and/or its subsidiaries for at least ten consecutive years prior to termination of employment, the portion of all Non-qualified Options which are not then exercisable will terminate immediately. If the termination of employment was due to (a) Death, (b) Disability, (c) Normal Retirement or (d) a reason other than Cause and the key employee had been employed by the Company and/or its subsidiaries for at least ten consecutive years prior to termination of employment, in each such case, the key employee (or a representative of his estate in the case of his death) may exercise his ISOs in full until the earlier to occur of the expiration of the term of such Non-qualified Options or two years following the date of death of the key employee. If the termination of employment was due to a reason other than cause and the key employee had not been employed by the Company and/or its subsidiaries for at least ten consecutive years prior to termination of employment, the key employee (or a representative of his estate in the case of his death) may exercise only such ISOs as are then exercisable until the earlier to occur of the expiration of the term of such Non-qualified Options or two years following the date of death. If the termination of employment of the key employee was for cause, all unexercised Non-qualified Options will terminate immediately.

Exercise of Non-qualified Options Granted to Subsidiary
Directors and Consultants; Expiration and Termination
-----------------------------------------------------

  Non-qualified Options granted to Subsidiary Directors and Consultants will be exercisable at such times and will be subject to such restrictions and conditions as the Committee may impose at the time of grant. If, however, the Committee does not specify another exercisability schedule in the event of termination of director status of a Subsidiary Director, certain default provisions outlined in the 1998 Plan will apply.

Exercise Price of Options Granted to Key Employees, Subsidiary
Directors and Consultants
--------------------------------------------------------------

  The exercise price of any Option granted to a key employee will not be less than 100% of the fair market value of the common shares on the grant date. The exercise price of any Non-qualified Option granted to a Subsidiary Director or to a Consultant will also not be less than 100% of the fair market value of the common shares on the grant date. Fair market value is defined for purposes of the 1998 Plan to mean the last reported sales price of a common share on The Nasdaq National Market or on any securities exchange on which the common shares may be listed. In the case of any ISO granted to a key employee who, on the effective date of the grant, owns of record and beneficially more than 10% of the total combined voting power of all classes of stock of the Company then outstanding and entitled to vote, however, the exercise price per share must be at least 110% of the fair market value of a common share on the grant date.

Non-qualified Option Grants to Non-employee Directors
-----------------------------------------------------

  Each Non-employee Director then serving on the Company's Board of Directors and who has served on the Board and/or the board of directors of a subsidiary of the Company (a "Subsidiary Board") for all or a portion of at least the five calendar years immediately preceding the date of grant, will automatically be granted a Non-qualified Option for 750 common shares effective on the date of the Annual Meeting and for 750 common shares effective on the date of the 2000 Annual Meeting. Each Non-Employee Director then serving on the Company's Board and who has served on the Board and/or a Subsidiary Board for fewer than the five calendar years (including all or any portion of any such year) immediately preceding the date of grant, will instead be automatically granted a Non-qualified Option for 150 common shares plus 150 common shares for all or any portion of each calendar year preceding the date of grant during which such Non-Employee Director has served on the Board and/or a Subsidiary Board. Any individual who was not a member of the Company's Board on the date of the Annual Meeting, (i) who is subsequently appointed or elected to the Board at least six months prior to the date of the 1999 Annual Meeting will automatically be granted a Non-qualified Option on the date of such appointment or election for the same number of common shares as received by individuals who were Board members on the date of the Annual Meeting; (ii) who is subsequently appointed or elected to the Board less than six months prior to the date of the 1999 Annual Meeting but prior to the 1999 Annual Meeting will automatically be granted a Non-qualified Option on the date of such appointment or election for 75% of the number of common shares received by persons serving as members of the Board on the date of the Annual Meeting; (iii) who is subsequently appointed or elected to the Board on or after the date of the 1999 Annual Meeting but at least six months prior to the date of the 2000 Annual Meeting will automatically be granted a Non-qualified Option on the date of such appointment or election for 50% of the number of common shares received by persons serving as Board members on the date of the Annual Meeting; and
(iv) who is subsequently appointed or elected to the Board less than six months prior to the 2000 Annual Meeting but prior to the 2000 Annual Meeting will automatically be granted a Non-qualified Option on the date of such appointment or election for 25% of the common shares received by persons serving as Board members on the date of the Annual Meeting. Any individual who was not a member of the Board on the date of the 2000 Annual Meeting and who is subsequently appointed or elected to the Board prior to the date of the 2002 Annual Meeting will automatically be granted a Non-qualified Option on the same basis as described in the immediately preceding sentence. Any individual who was serving as a Subsidiary Director and is subsequently appointed or elected as a Non-employee Director after the date of the Annual Meeting but prior to the date of the 2000 Annual Meeting, or after the date of the 2000 Annual Meeting but prior to the date of the 2002 Annual Meeting, as the case may be, and who is to be granted a Non-qualified Option pursuant to either of the two immediately preceding sentences, will have deducted from the number of common shares covered by the Non-qualified Option to be granted to him as a Non-employee Director, the number of common shares covered by any Non-qualified Option which he received as a Subsidiary Director.

  Each Non-qualified Option granted to a Non-employee Director will have an exercise price equal to 100% of the fair market value of the common shares on the grant date and a term of ten years. If a Non-employee Director ceases to be a director of the Company and/or a Subsidiary for any reason other than his death or for Cause, the Non-qualified Options granted to him under the 1998 Plan may be exercised in full until the expiration of the term of the Non-qualified Options. However, if the former Non-employee Director dies prior to the expiration of the term of the Non-qualified Options, such Non-qualified Options may be exercised only until the earlier of the expiration of such term or two years following the date of death. If a Non-employee Director ceases to be a director of the Company and/or a Subsidiary because of his death, such Non-qualified Options may be exercised in full until the earlier of the expiration of the term of the Non-qualified Options or two years following the date of death. If a Non-employee Director ceases to be a director of the Company and/or a Subsidiary for Cause, all of his then unexercised Non-qualified Options will immediately terminate.

Payment of Exercise Price
-------------------------

  Payment of the exercise price of any Option granted under the 1998 Plan may be made in cash or by tendering common shares (by either actual delivery of common shares or by attestation, with such common shares valued at fair market value as of the exercise date) or in any combination thereof as determined by the Committee. The Committee may also permit a participant to elect to pay the option exercise price by authorizing a third party to sell common shares (or a sufficient portion of the common shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire option exercise and any tax withholding resulting from such exercise.

Transferability of Options
--------------------------

  With the permission of the Committee, a participant who has been granted a Non-qualified Option under the 1998 Plan may transfer such Non-qualified Option to a revocable inter vivos trust as to which the participant is the settlor or may transfer such Non-qualified Option to a "Permissible Transferee". A Permissible Transferee is any member of the immediate family of the participant, any trust, whether revocable or irrevocable, solely for the benefit of members of the participant's immediate family, or any partnership whose only partners are members of the participant's immediate family. Any such transferee of a Non-qualified Option will remain subject to all of the terms and conditions applicable to such Non-qualified Option and subject to the rules and regulations prescribed by the Committee. A Non-qualified Option may not be retransferred by a Permissible Transferee except by will or the laws of descent and distribution and then only to another Permissible Transferee. Other than as described above, an Option granted under the 1998 Plan may not be transferred except by Will or the laws of descent and distribution and, during the lifetime of the person to whom granted, may be exercised only by such person, his guardian or legal representative.

Amendments and Termination
--------------------------

  The Committee, with approval of the Board of Directors, may terminate the 1998 Plan at any time, and may amend the 1998 Plan from time to time, without obtaining the approval of the shareholders of the Company except as such shareholder approval may be required to satisfy (a) the requirements of Rule 16b-3 under the Exchange Act or any successor provision, (b) applicable requirements of the Code or (c) applicable requirements of any securities exchange on which are listed any of the Company's equity securities or any requirements applicable to issuers whose securities are traded in The Nasdaq National Market. No action to amend or terminate the 1998 Plan may reduce the number of any participant's Options or adversely change the terms or conditions thereof without the participant's consent. If the 1998 Plan is terminated, any unexercised Options will continue to be exercisable in accordance with its terms.

Federal Income Tax Consequences
-------------------------------

  Based on current provisions of the Code and the existing regulations thereunder, the anticipated federal income tax consequences in respect of Options granted under the 1998 Plan are as described below. The following discussion is not intended to be a complete statement of applicable law and is based upon the federal income tax laws in effect on the date hereof.

  ISOs
  ----

    A participant who is granted an ISO does not recognize taxable income on either the date of grant or the date of exercise. However, upon the exercise of the ISO, the difference between the fair market value of the common shares received and the exercise price is a tax preference item potentially subject to the alternative minimum tax. However, on the later sale or other disposition of the common shares, generally only the difference between the fair market value of the common shares on the exercise date and the amount realized on the sale or disposition is includable in alternative minimum taxable income.

    Upon disposition of common shares acquired upon the exercise of an ISO, capital gain or loss is generally recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price. However, if the participant disposes of the common shares within two years of the date of grant or within one year of the date of the issuance of the common shares to the participant (a "Disqualifying Disposition"), then the participant will recognize ordinary income, as opposed to capital gain, at the time of disposition in an amount generally equal to the lesser of (i) the amount of gain realized on the disposition, or (ii) the difference between the fair market value of the common shares received on the date of exercise and the exercise price. Any remaining gain or loss is treated as a short-term, mid-term or long-term capital gain or loss, depending upon the period of time the common shares have been held.

    The Company is not entitled to a tax deduction upon either the exercise of an ISO or the disposition of common shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income in a Disqualifying Disposition. Ordinary income from a Disqualifying Disposition will constitute compensation but will not be subject to tax withholding, nor will it be considered wages for payroll tax purposes.



    If the holder of an ISO pays the exercise price, in whole or in part, with already-owned common shares, the exchange should not effect the ISO tax treatment of the exercise. Upon such exchange, and except for Disqualifying Dispositions, no gain or loss is recognized by the participant upon delivering already-owned common shares to the Company for payment of the exercise price. The common shares received by the participant, equal in number to the already-owned common shares exchanged therefor, will have the same basis and holding period for capital gain purposes as the already-owned common shares. (The participant, however, will not be able to use the prior holding period for the purpose of satisfying the ISO statutory holding period requirements.) Common shares received by the participant in excess of the number of already-owned common shares will have a basis of zero and a holding period which commences as of the date the common shares are transferred to the participant upon exercise of the ISO. If the exercise of an ISO is effected using common shares previously acquired through the exercise of an ISO, the exchange of such already-owned common shares will be considered a disposition of such common shares for the purpose of determining whether a Disqualifying Disposition has occurred.

  Non-qualified Options
  ---------------------

    A participant receiving a Non-qualified Option does not recognize taxable income on the date of grant of the Non-qualified Option, provided that the Non-qualified Option does not have a readily ascertainable fair market value at the time it is granted. In general, the participant must recognize ordinary income at the time of exercise of the Non-qualified Option in the amount of the difference between the fair market value of the common shares on the date of exercise and the exercise price. The ordinary income recognized will constitute compensation for which tax withholding generally will be required. The amount of ordinary income recognized by a participant will be deductible by the Company in the year that the participant recognizes the income if the Company complies with the applicable withholding requirements.

    If the sale of the common shares could subject the participant to liability under Section 16(b) of the Exchange Act, the participant generally will recognize ordinary income only on the date that the participant is no longer subject to such liability in an amount equal to the fair market value of the common shares on such date less the exercise price. Nevertheless, the participant may elect, under Section 83(b) of the Code within 30 days of exercise to recognize ordinary income as of the date of exercise, without regard to restriction of Section 16(b).

    Common shares acquired upon exercise of a Non-qualified Option will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized, and the holding period for the common shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the common shares, the participant will recognize long-term capital gain or loss if the participant has held the common shares for more than 18 months prior to the disposition, mid-term capital gain or loss if the participant has held the common shares for at least one year but less than 18 months, or short-term capital gain or loss if the participant has held the common shares for one year or less.

    If a holder of a Non-qualified Option pays the exercise price, in whole or in part, with already-owned common shares, the participant will recognize ordinary income in the amount by which the fair market value of the common shares received exceeds the exercise price. The participant will not recognize gain or loss upon delivering such already-owned common shares to the Company. The common shares received by a participant, equal in number to the already-owned common shares exchanged therefor, will have the same basis and holding period as such already-owned common shares. Common shares received by a participant in excess of the number of such already-owned common shares will have a basis equal to the fair market value of such additional common shares as of the date ordinary income is recognized. The holding period for such additional common shares will commence as of the date of exercise or other relevant date.

  Other Matters
  -------------

    The 1998 Plan is intended to comply with Section 162(m) of the Code with respect to Options granted under it. The 1998 Plan is intended to satisfy the requirements of the IRS Regulations under Section 162(m). The Company is seeking shareholder approval of the 1998 Plan in a good faith effort to qualify compensation received thereunder as "performance-based" for purposes of Section 162(m). If such shareholder approval is not obtained, the 1998 Plan will be null and void.

Recommendation and Vote
-----------------------

  The Board of Directors of the Company unanimously recommends that the shareholders vote for the proposal to approve the 1998 Plan. Unless otherwise directed, the persons named in the enclosed proxy will vote the common shares represented by all proxies received prior to the Annual Meeting and not properly revoked, in favor of the proposal to approve the 1998 Plan.

  Shareholder approval of the 1998 Plan will require the affirmative vote of the holders of a majority of the common shares present in person or by proxy, and entitled to vote on the proposal, to approve the 1998 Plan. As of the Record Date, the current executive officers and directors of the Company and its Subsidiaries, their respective associates and the Trust Department of Peoples Bank held approximately 24.9% of the common shares of the Company and corresponding voting power.

           PROPOSAL TO APPROVE THE PEOPLES BANCORP INC.
            DEFERRED COMPENSATION PLAN FOR DIRECTORS
            OF PEOPLES BANCORP INC. AND SUBSIDIARIES
           --------------------------------------------

                        (Item 3 on Proxy)

  Effective January 1, 1991, the Company established a deferred compensation plan to provide directors of the Company and its subsidiaries with an opportunity to defer compensation otherwise payable to them from the Company and/or its subsidiaries. Effective January 2, 1998, the Company amended and restated the deferred compensation plan to incorporate certain changes in its provisions, including the types of funds in which the deferred compensation allocated to participants' accounts may be invested. Through the operation of the Peoples Bancorp Inc. Deferred Compensation Plan for Directors of Peoples Bancorp Inc. and Subsidiaries (the "Directors' Plan"), the Company intends to recognize the value to the Company and its subsidiaries of the past and present services of directors, to encourage their continued service to the Company and its subsidiaries and to be able to attract and retain superior directors.

  Through participation in the Directors' Plan, as of January 2, 1998, directors of the Company and its subsidiaries may acquire common shares of the Company. The maximum number of common shares which may be acquired under the Plan is 50,000 or 1.3% of the common shares outstanding on February 10, 1998. The Board is aware that under the rules of The Nasdaq Stock Market, the Company may not establish a plan under which the directors may be issued common shares in an amount exceeding the lesser of 1% of the outstanding number of common shares or 25,000 common shares (the "Nasdaq Approval Limitation"), unless the shareholders approve such plan. The Board of Directors believes that a smaller number of common shares than the 50,000 currently authorized under the Directors' Plan would not be sufficient to accommodate the elections to defer compensation which it expects the directors of the Company and its subsidiaries to make over the next several years. Accordingly, the Board of Directors recommends that the shareholders approve the Directors' Plan in the form set forth in Annex B to this Proxy Statement. Until such time as the Directors' Plan is approved by the shareholders, the Board has limited the number of common shares which may be issued under the Directors' Plan to the Nasdaq Approval Limitation.

  The common shares covered by the Directors' Plan will be common shares purchased in the open market or in privately negotiated transactions and held by the trustee (the "Trustee") of the trust (the "Trust") established by the Company to hold the assets related to the Directors' Plan, as more fully described below under "Administration."

  The Company currently anticipates that the Directors' Plan will continue in effect for an indefinite period of time, subject to any need to obtain further shareholder approval under the rules of The Nasdaq Stock Market if the number of common shares to be issued under the Directors' Plan is increased. However, the committee which administers the Directors' Plan has the authority to terminate the Directors' Plan at any time subject to the rights of participants to receive amounts allocated to their respective Deferred Compensation Accounts under the Directors' Plan. In the event of a merger or consolidation of the Company or any of its subsidiaries with or into any other corporation, or in the event substantially all of the assets of the Company or any of its subsidiaries are transferred to another corporation, the successor corporation resulting from the merger or consolidation, or the transferee of such assets, as the case may be, must, as a condition to the consummation of the merger, consolidation or transfer assume the obligations of the Company or the subsidiary of the Company under the Plan.

  The following summary of certain provisions of the Directors'
Plan is qualified in the entirety by reference to the copy of the Directors' Plan attached hereto as Annex B.

Administration
--------------

  The Directors' Plan will be administered by a committee which is comprised of three directors appointed by, and serving at the pleasure of, the Company's Board of Directors (the "Directors' Plan Committee"). The Directors' Plan Committee has the power to construe and interpret the Directors' Plan, and to determine all questions of eligibility and of status, rights and benefits of participants and other persons claiming benefits under the Directors' Plan.

  The Company has established a trust (the "Trust") to hold the assets contributed thereto by the Company until paid to Directors' Plan participants and their beneficiaries. The Trust will hold the assets subject to the claims of the Company's creditors in the event of the Company's insolvency. Peoples Bank, a subsidiary of the Company, has been appointed as Trustee and may be removed by the Company on 30 days' notice. The Company will pay all administrative expenses and the Trustee's fees and expenses. The Trustee is responsible for the administration of the assets held in the Trust and for making payments to Directors' Plan participants and their beneficiaries in accordance with the terms of the Directors' Plan. All rights associated with assets of the Trust will be exercised by the Trustee (or the person designated by the Trustee) including, but not limited to, the voting rights with respect to the common shares held in the Trust.

  It is intended that a portion of the assets of the Trust will be invested by the Trustee in common shares or other obligations issued by the Company. The Trustee may purchase and sell common shares of the Company for the Plan wherever the common shares are traded, in the over-the-counter market or in negotiated transactions. The Trustee has sole discretion in determining the terms of any such purchase or sale. To the extent that common shares are purchased for the Plan in the open market, the Trustee will cause each such purchase to be made by an entity (the "Purchasing Agent") which qualifies as an "agent independent of the issuer," as that term is used in Rule 10b-18 promulgated under the Exchange Act.

  With respect to the portion of the assets of the Trust which is not invested in common shares, the Trustee will invest and reinvest such assets and keep them invested, without distinction between principal and income, in three-year certificates of deposit or an equivalent deposit account. In making such investments, the Trustee will not be restricted from investing assets of the Trust in certificates of deposit or other deposit accounts offered by the Trustee.

Eligibility
-----------

  Any person who is a statutory director, an emeritus director or an honorary director of the Company or any subsidiary of the Company (each, a "Director") will be eligible to participate in the Directors' Plan. Each Director who was participating in the deferred compensation plan as of January 2, 1998 will continue as a participant in the Directors' Plan as of that date. Each person who first becomes a Director after January 2, 1998, will become eligible to participate in the Directors' Plan as of the date on which he becomes a Director. As of February 10, 1998, there were 34 Directors eligible to participate in the Directors' Plan (including all of the current members of the Company's Board of Directors) and Twenty-one Directors
(including five members of the Company's Board of Directors) were participating in the Directors' Plan.

Elections to Defer
------------------

  Any Director who wishes to defer the payment of any portion of his annual retainer and/or his meeting fees (collectively, "Eligible Compensation") must complete and file a written Deferral Notice with the Secretary of the Company before the December 31st preceding the calendar year with respect to which Eligible Compensation is to be deferred (each such calendar year is considered a "Plan Year"). If a Director first becomes eligible to participate in the Directors' Plan after a Plan Year has commenced, he may complete a Deferral Notice at any time prior to the date on which he is first eligible to participate in the Directors' Plan and the Deferral Notice will apply only to Eligible Compensation payable to, or earned by, the participant after the Committee receives the Deferral Notice. A participant must designate on his Deferral Notice: (1) the portion (by percentage or by a flat dollar amount) of his Eligible Compensation to be deferred (such amount being referred to as "Company Contributions"); (2) the percentage of Company Contributions to be allocated to his Cash Account and to his Stock Account; and (3) the form of distribution of amounts allocated to his Stock Account (cash or common shares). Any election will be irrevocable with respect to the affected Company Contributions.

  Each Deferral Notice will remain in effect for future Plan Years until changed or revoked by a participant. A participant may terminate his election to defer payment of Eligible Compensation by delivering written notice to the Company's Secretary. Any such termination will become effective as of the end of the Plan Year in which notice of termination is given with respect to Eligible Compensation payable for services as a Director during subsequent Plan Years.

  In addition, each participant who had a Deferred Compensation Account balance as of January 2, 1998 had an opportunity to elect the percentage of such balance to be allocated to his Cash Account and to his Stock Account. Such election is irrevocable with respect to the affected Deferred Compensation Account balance.

  The Directors' Plan Committee will establish a Deferred Compensation Account for each participant in the Directors' Plan. A participant's Deferred Compensation Account will have two subaccounts: a Cash Account and a Stock Account. The Eligible Compensation which a participant elects to defer will be treated as if it were set aside in the subaccounts of his Deferred Compensation Account as of the first business day of each calendar quarter in which the Eligible Compensation would otherwise have been paid to the participant.

  As of the first business day of each calendar quarter (each, an "Adjustment Date"), the Directors' Plan Committee will credit the balance in a participant's Cash Account with the applicable Company Contributions and with such additional amounts ("Additions") which will either (1) mirror a specific interest rate equal to the rate of return paid by Peoples Bank on a three-year certificate of deposit or an equivalent deposit account as of the last business day preceding the applicable Adjustment Date; or (2) to the extent that a certificate of deposit is purchased by the Trustee under the Trust to provide benefits under the Directors' Plan, be equal to the actual rate of interest paid with respect to the purchased certificate of deposit. The crediting of Additions will be determined by multiplying the participant's Cash Account balance as of each month of the quarter preceding the Adjustment Date by the applicable rate of interest determined under the preceding sentence. The crediting of Additions will continue so long as there is a balance in the participant's Cash Account regardless of whether the participant has terminated service as a Director or has died.

  As of each Adjustment Date (or such later date on which common shares are actually acquired by the Trust), the amount credited to the Stock Account of each participant will be divided by the then Fair Market Value of the common shares. For purposes of the Directors' Plan, "Fair Market Value" means the most recent closing price of the common shares. On February 10, 1998, the closing price of the common shares was $41.50. Upon completion of this calculation, each Stock Account will be credited with the resulting number of whole common shares and any remaining amounts will continue to be credited to the Stock Account until converted to whole common shares at a future Adjustment Date or purchase date. The Stock Account of each participant will be credited with cash dividends on the common shares on and after the date credited to the Stock Account. At the following Adjustment Date (or, if later, the date on which common shares are actually acquired by the Trust), the amount of cash dividends credited to each Stock Account (and any other amounts then credited to such Account) will be divided by the then Fair Market Value of the common shares; and the Stock Account of each participant will be credited with the resulting number of whole common shares and any remaining amounts will continue to be credited to the Stock Account until converted to whole common shares, at a future Adjustment Date or purchase date. The number of common shares in each participant's Stock Account will be adjusted from time to time by the Company to reflect stock splits, stock dividends or other changes in common shares of the Company resulting from a change in the Company's capital structure.

  Since the amounts to be allocated to each participant's Deferred Compensation Account (and the subaccounts thereunder) through the operation of the Directors' Plan are determined based upon the participant's Eligible Compensation, the elections made in his Deferral Notice (if a Director chooses to participate), the interest rate then payable with respect to amounts credited to his Cash Account at the beginning of each calendar quarter and the fair market value of the Company's common shares on the dates such common shares are purchased for his Stock Account, it is not possible to determine the amounts which will be allocated to each participant under the Directors' Plan. Mr. Evans has elected to defer 100% of his Eligible Compensation as a Director for the 1998 fiscal year and allocated 0% to his Cash Account and 100% to his Stock Account. The other directors of the Company who have chosen to participate in the Directors' Plan have elected to defer an average of 60% of their respective Eligible Compensation and allocated an average of 9% to their respective Cash Accounts and an average of 91% to their respective Stock Accounts.

  The only right which a participant will have with respect to his Deferred Compensation Account (and amounts allocated to the subaccounts thereunder) will be to receive payments therefrom as described below.

Payment of Deferred Compensation
--------------------------------

  Distribution of a participant's Deferred Compensation Account will begin on the first business day of the calendar month following the date of the participant's termination of service as a Director due to resignation, retirement, death or otherwise. A participant's Deferred Compensation Account will be distributed to the participant either in a single lump sum payment or in equal annual installments over a period of not more than five years. To the extent that a Deferred Compensation Account is distributed in installment payments, the undisbursed portion of such Account will continue to be credited with Additions. The method of distribution (lump sum or installments) must be elected by a participant prior to the date on which he ceases to be a Director. In the absence of an election, the amount in a participant's Deferred Compensation Account will be distributed in installments over a period of five years. Cash Accounts will be distributed in cash. Stock Accounts will be distributed either in common shares or in cash, as elected by the participant on the appropriate Deferral Notice. In the event that a distribution of a participant's Stock Account is to be made in cash, the Committee will determine the amount of such distribution by using the Fair Market Value of the common shares as of the date of distribution or, if later, the date on which such common shares are actually sold by the Trust.

  If a participant dies before payment of the full amount in his Deferred Compensation Account, the Company will, in its discretion, either pay or continue to pay the unpaid amount to the participant's beneficiary or beneficiaries (a) in the same manner as such amount would have been paid to the participant, or (b) in a lump sum settlement of the remaining amount in the participant's Deferred Compensation Account no sooner than the day after and not later than eighteen months following the participant's death. In addition, the Directors' Plan Committee may, in its discretion, accelerate the payment of the amount in a participant's Deferred Compensation Account without the consent of the participant or the participant's beneficiary, estate or any other person or persons claiming through or under him. In making such determination, due consideration may be given to the health, financial circumstances and family obligations of the participant. In this regard, the participant (or after his death, his beneficiary) may be consulted; however, he (or they) will have no voice in the decision reached by the Directors' Plan Committee.

  If a participant or beneficiary is declared incompetent and a guardian, conservator or other person legally charged with the care of his person or of his estate is appointed, any benefits under the Plan to which such participant or beneficiary is entitled will be paid to such guardian, conservator or other person legally charged with the care of his person or his estate. Except as provided in the preceding sentence, when the Directors' Plan Committee, in its sole discretion, determines that a participant or beneficiary is unable to manage his financial affairs, the Directors' Plan Committee may, but will not be required to, direct the Company to make distribution(s) to any one or more of the spouse, lineal ascendants or descendants or other closest living relatives of such participant or beneficiary who demonstrates to the satisfaction of the Committee the propriety of making such distribution(s).

  In the event any taxes are required by law to be withheld or paid from any payments made pursuant to the Plan, the Directors' Plan Committee will deduct such amounts from such payments and will transmit the withheld amounts to the appropriate taxing authority.

Assignment of Benefits under the Directors' Plan
------------------------------------------------

  No right or benefit under the Plan may be assigned, transferred, pledged or encumbered except by will or by the laws of descent and distribution. Each participant in the Plan may name one or more beneficiaries and contingent beneficiaries to whom distribution of the amount in the participant's Deferred Compensation Account will be made upon his death, by making a written designation in a form acceptable to the Directors' Plan Committee.

Amendment of the Directors' Plan
--------------------------------

  The Directors' Plan Committee may amend the Directors' Plan from time to time; however, no amendment may have a material adverse affect on the accrued benefits of any participant under the Directors' Plan. In addition, no amendment which would increase the number of common shares issuable under the Directors' Plan may be adopted without shareholder approval if such approval is then required under the rules of The Nasdaq Stock Market.

Recommendation and Vote
-----------------------

  The Board of Directors of the Company unanimously recommends that the shareholders vote for the proposal to approve the Directors' Plan. Unless otherwise directed, the persons named in the enclosed proxy will vote the common shares represented by all proxies received prior to the Annual Meeting and not properly revoked, in favor of the proposal to approve the Directors' Plan.

  Shareholder approval of the 1998 Plan will require the affirmative vote of the holders of a majority of the common shares present in person or by proxy, and entitled to vote on the proposal, to approve the 1998 Plan. As of the Record Date, the current executive officers and directors of the Company and it subsidiaries, their respective associates and the Trust Department of Peoples Bank held approximately 24.9% of the common shares of the Company and corresponding voting power.

                     SHAREHOLDER PROPOSALS
                    FOR 1999 ANNUAL MEETING
                    -----------------------

  Any qualified shareholder who desires to present a proposal for consideration at the 1999 Annual Meeting of Shareholders must submit the proposal in writing to the Company. If the proposal is received by the Company on or before November 6, 1998 and otherwise meets the requirements of applicable state and federal law, it will be included in the proxy statement and form of proxy of the Company relating to its 1999 Annual Meeting of Shareholders.

          NOTIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
          ---------------------------------------------------

  The Board of Directors of the Company appointed the accounting firm of Ernst & Young LLP to serve as independent auditors of the Company for the 1997 fiscal year.

  Independent auditors for the 1998 fiscal year have not been selected. The Board of Directors has historically appointed independent auditors at the meeting held immediately following the Annual Meeting and intends to do so this year.

  The Board of Directors expects that representatives of Ernst &
Young LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                           OTHER MATTERS
                           -------------

  As of the date of this Proxy Statement, the Board of Directors knows of no other business to be presented for action by the shareholders at the 1998 Annual Meeting of Shareholders other than as set forth in this Proxy Statement. However, if any other matter is properly presented at the Annual Meeting, or at any adjournment(s), it is intended that the persons named in the enclosed proxy may vote the common shares represented by such proxy on such matters in accordance with their best judgment in light of the conditions then prevailing.

  It is important that proxies be voted and returned promptly; therefore, shareholders who do not expect to attend the Annual Meeting in person are urged to fill in, sign and return the enclosed proxy in the self-addressed envelope furnished herewith.

                                  By Order of the Board of Directors

                                  /s/ ROBERT E. EVANS
                                      Robert E. Evans,
                                      President and Chief Executive Officer


March 6,  1998

ANNEX A

                         PEOPLES BANCORP INC.
                        1998 STOCK OPTION PLAN
                        ----------------------

  1. Name and Purpose. The purposes of this Plan, which shall be known as the "Peoples Bancorp Inc. 1998 Stock Option Plan" (hereinafter referred to as the "Plan") are to advance the interests of Peoples Bancorp Inc. (the "Company") (i) by providing material incentive for the continued services of those key employees and directors of the Company and its Subsidiaries and Consultant/Advisors to the Company and its Subsidiaries, each of whom makes significant contributions toward the Company's success and development, by encouraging those key employees, directors and Consultant/Advisors to increase their proprietary interest in the Company; and (ii) by attracting new able executives to employment with the Company and its Subsidiaries or to serve as directors of the Company or of one or more of its Subsidiaries.

  2. Definitions. For purposes of this Plan, the following terms when capitalized shall have the meanings designated herein unless a different meaning is plainly required by the context.
Where applicable, the masculine pronoun shall mean or include the feminine and the singular shall include the plural.

      (a)  "Board" shall mean the Board of Directors of the Company.

      (b) "Cause" shall mean that an act of (i) fraud or intentional misrepresentation or (ii) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Subsidiary, has occurred.

      (c) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations and rulings thereunder. References to a particular section of the Code shall include references to successor provisions.

      (d) "Committee" shall mean the committee which administers the Plan, whose membership shall be determined under Subsection 3(a) below.

      (e)   "Common Shares" shall mean the common shares of Peoples
            Bancorp Inc.

      (f)   "Company" shall mean Peoples Bancorp Inc.

      (g) "Consultant/Advisor" shall mean any consultant or advisor who renders bona fide services to the Company and/or one or more of the Subsidiaries and who is neither an employee nor a director of the Company or any Subsidiary.

      (h) "Effective Date" shall mean the date on which this Plan shall become effective, as provided in Section 15 below.

      (i) "Employee Director" shall mean a director of the Company who is also an employee of the Company.

      (j) The "Fair Market Value" of a Common Share on any relevant date for purposes of any provision of this Plan shall mean the last reported sales price of a Common Share of the Company on The Nasdaq National Market or on any securities exchange on which the Common Shares may be listed on such date or, if there are no reported sales on such date, then the last reported sales price on the next preceding day on which such a sale was transacted.

      (k) "Incentive Option" shall mean an Option granted under this Plan which is an incentive stock option under the provisions of
            Section 422 of the Code; and any provisions elsewhere in this Plan or in any such Incentive Option which would prevent such Option from being an incentive stock option may be deleted and/or voided retroactively to the date of the granting of such option, by action of the Committee; and the Committee may retroactively add provisions to this Plan or to any Incentive Option if necessary to qualify such Option as an incentive stock option.

      (l) "Key Employee" shall mean any employee of the Company and/or one of the Subsidiaries (as defined in Subsection 2(r) below) who in the opinion of the Committee has demonstrated a capacity for contributing in a substantial measure to the success of the Company and its Subsidiaries.

      (m) "Non-employee Director" shall mean a director of the Company who is not also an employee of the Company or of one of the Subsidiaries.

      (n) "Non-qualified Option" shall mean an Option granted under this Plan which is not an Incentive Option. Such Non-qualified Option shall not be affected by any actions taken retroactively as provided in Subsection 2(k) above with respect to Incentive Options.

      (o) "Participant" shall mean (i) a Key Employee selected by the Committee (under Subsection 3(b) below) to receive Options granted under this Plan; (ii) a Subsidiary Director selected by the Committee (under Subsection 3(b) below) to receive Non-qualified Options granted under this Plan; (iii) a Consultant/Advisor selected by the Committee (under Subsection 3(b) below) to receive Non-qualified Options granted under this Plan; and (iv) a Non-employee Director receiving Non-qualified Options pursuant to Subsection 5(j) below.

      (p) "Option" shall mean an option granted under this Plan, whether such option is an Incentive Option or a Non-qualified Option.

      (q)   "Plan" shall mean the Peoples Bancorp Inc. 1998 Stock
            Option Plan.

      (r) "Subsidiary" shall mean a corporation which is a subsidiary corporation of the Company as that term is defined in Subsection 424(f) of the Code.

      (s) "Subsidiary Board" shall mean the board of directors of a Subsidiary.

      (t) "Subsidiary Director" shall mean a director of one or more of the Subsidiaries of the Company who is neither a director of the Company nor an employee of the Company or of any of the Subsidiaries.



  3.  Administration:  Selection of Participants.

      (a) The Plan shall be administered by the Committee which shall consist of three or more members of the Board appointed by the Board from time to time and serving at the pleasure of the Board.

      (b) The Committee shall select the Key Employees who are to receive Options and shall grant to such Key Employees Options under, and in accordance with, the provisions of the Plan. The Committee shall also select the Subsidiary Directors and the Consultant/Advisors who are to receive Non-qualified Options and shall grant to such persons Non-qualified Options under, and in accordance with, the provisions of the Plan. The Non-employee Directors shall receive non-discretionary Non-qualified Options in accordance with Subsection 5(j) below.


      (c) Subject to the express provisions of this Plan, the Committee shall have authority to adopt administrative regulations and procedures which are consistent with the terms of this Plan; to adopt and amend such option agreements as it deems advisable; to determine the terms and provisions of such option agreements (including, but not limited to, provisions addressing the form of Options (Incentive Options and/or Non-qualified Options) granted to Key Employees, the number of Common Shares covered by each Option granted to a Key Employee, the option price for each Option granted to a Key Employee, the date or dates when each Option granted to a Key Employee (or parts of it) may be exercised (including the effect of termination of employment prior to the exercise of an Option in full), the number of Common Shares covered by each Option granted to a Subsidiary Director or to a Consultant/Advisor, the option price for each Non-qualified Option granted to a Subsidiary Director or to a Consultant/Advisor and the date or dates when each Non-qualified Option granted to a Subsidiary Director or to a Consultant/Advisor (or parts of it) may be exercised) -- which terms shall comply with the requirements of
            Section 5 below; to construe and interpret the provisions of option agreements entered into pursuant to this Plan; to impose such limitations and restrictions as are deemed necessary or advisable by counsel for the Company so that compliance with the federal securities laws and with the securities laws of the various states may be assured; and to make all other determinations necessary or advisable for administering this Plan. Decisions by the Committee may be made either by a majority of its members at a meeting of the Committee duly called and held or without a meeting by a writing signed by all of the members of the Committee. All decisions and interpretations made by the Committee shall be binding and conclusive on all Participants, their legal representatives and beneficiaries.

      (d) At least once each calendar year, the Committee shall report to the Board describing the action which it has taken in administering the Plan and making such recommendations for amendments or otherwise as it may deem necessary.

      (e) The Committee may designate any officers or employees of the Company or the Subsidiaries to assist the Committee in the administration of this Plan but the Committee may not delegate to them duties imposed on the Committee under this Plan with respect to Options which may be and are granted to Participants who are subject to Section 16 of the Securities Exchange Act of 1934, as amended.

  4.  Shares Subject to the Plan.

      (a) The shares to be issued and delivered by the Company upon exercise of Options granted under this Plan are Common Shares which may be either authorized but unissued shares or treasury shares, in the discretion of the Committee.

      (b) The aggregate number of Common Shares which may be issued under this Plan shall not exceed 100,000 Common Shares; subject, however, to the adjustment provided in Section 10 of this Plan in the event of stock splits, stock dividends, combinations or exchanges of shares or other similar capital adjustments occurring after the Effective Date. If any outstanding Option under the Plan for any reason expires or is terminated without having been exercised in full, the Common Shares allocable to the unexercised portion of such Option shall (unless the Plan shall have been terminated) become available for subsequent grants of Options under the Plan. No Option may be granted under this Plan which could cause the maximum limit to be exceeded.

      (c) Of the 100,000 Common Shares which may be issued under the Plan, an aggregate of 30,000 Common Shares shall be issuable to Non-employee Directors, Subsidiary Directors and Consultant/Advisors upon the exercise of Non-qualified Options to be granted to them under the terms of the Plan and an aggregate of 70,000 Common Shares shall be issuable to Key Employees upon the exercise of Options to be granted to them under the terms of the Plan; provided, however, that if Non-qualified Options covering an aggregate of 30,000 Common Shares have not been granted to Non-employee Directors, Subsidiary Directors and Consultant/Advisors on or before the date of the 2002 Annual Meeting, that portion of the 30,000 Common Shares not covered by Non-qualified Options so granted may be the subject of Options to be granted to Key Employees under the terms of the Plan.

      (d) During the period in which this Plan remains in effect, no Key Employee may be granted Options covering, in the aggregate, more than 25,000 Common Shares (subject to adjustment as provided in Section 10 of this Plan).

  5. Terms of Options. Options granted under this Plan shall contain such terms as the Committee determines subject to the following limitations and requirements:

      (a)   Option price:  Subject to the limitations of Subsection
            5(h) below, the option price per Common Share of each Incentive Option and each Non-qualified Option granted under the Plan shall be not less than 100% of the Fair Market Value of the Company's Common Shares on the date of the grant of the related option.

      (b) Period within which Options may be exercised: Subject to the limitations of Subsections 5(c), 5(h), 5(j) and 5(k) below, each Incentive Option and each Non-qualified Option granted under this Plan to a Key Employee shall have a term of not more than ten years, each Non-qualified Option granted under this Plan to a Subsidiary Director or to a Consultant/Advisor shall have a term of not more than ten years and each Non-qualified Option granted under this Plan to a Non-employee Director shall have a term of ten years.

      (c) Termination of Options granted to Key Employees by reason of termination of employment:

            (i) Incentive Options.  If a Participant's employment with the
                Company and the Subsidiaries terminates for any reason other than (A) the death of the Participant, (B) the disability of the Participant within the meaning of Section 22(e)(3) of the Code,(C) the retirement of the Participant under the provisions of any retirement plan of the Company or any Subsidiary, or
                (D)any reason (other than for Cause) after the Participant has been employed by the Company and/or one or more Subsidiaries for at least 10 consecutive years prior to the Participant's termination of employment, the portion of all Incentive Options granted under this Plan to such Participant which are not then exercisable under Subsection 5(i) of this Plan on the date of termination of employment, shall terminate effective immediately upon termination of employment. If the termination of employment of the Participant was due to retirement under the provisions of any retirement plan of the Company or any Subsidiary or if the termination of employment was due to a reason other than for Cause and the Participant had been employed by the Company and/or one or more Subsidiaries for at least 10 consecutive years prior to the Participant's termination of employment, all of such Participant's Incentive Options may be exercised in full, whether or not then exercisable under Subsection 5(i) of this Plan, and the right of the Participant to exercise the Incentive Options shall terminate upon the earlier to occur of the expiration of the term of such

                Incentive Options or three months after the date of termination of employment. If the termination of employment was due to the death of a Participant who was an employee of the Company and/or any Subsidiary at the time of his death, such Incentive Options may be exercised in full, whether or not then exercisable under Subsection 5(i) of this Plan, and the right of the representative or representatives of the Participant's estate (or the person or persons who acquire (by bequest or inheritance) the right to exercise the Participant's Incentive Options) to exercise the Incentive Options shall terminate upon the earlier to occur of the expiration of the term of such Incentive Options or one year after the date of death of the Participant. If the termination of employment was due to the disability of the Participant within the meaning of Section 22(e)(3) of the Code, such Incentive Options may be exercised in full, whether or not then exercisable under Subsection 5(i) of this Plan, and the right of the Participant to exercise the Incentive Options shall terminate upon the earlier to occur of the expiration of the term of such Incentive Options or one year after the date of termination of employment. If the termination of employment of the Participant was due to reasons other than for Cause and the Participant had not been employed by the Company and/or one or more Subsidiaries for at least 10 consecutive years prior to the Participant's termination of employment, the Participant's Incentive Options may be exercised only to the extent then exercisable under Subsection 5(i) of this Plan on the date of termination of employment, and the right of the Participant to exercise the Incentive Options shall terminate upon the earlier to occur of the expiration of the term of such Incentive Options or three months after the date of termination of employment. If the termination of employment of the Participant was for Cause, all Incentive Options which have not been exercised as of the date of termination of employment shall terminate immediately as of the date of termination of employment.

           (ii) Non-qualified Options.  Non-qualified Options granted to
                Key Employees under the Plan shall be exercisable following termination of employment for such period of time and under such conditions as the Committee may impose at the time of grant of such Non-qualified Options. If, however, the Committee does not specify another exercisability schedule in the event of termination of employment, the provisions outlined in the following paragraph of this Subsection 5(c)
                (ii) shall be applicable.

              		Default schedule of exercisability upon termination of
                employment. If a Participant's employment with the Company and the Subsidiaries terminates for any reason other than (A) the death of the Participant, (B) the disability of the Participant within the meaning of Section 22(e)(3) of the Code, (C) the retirement of the Participant under the provisions of any retirement plan of the Company or any Subsidiary, or (D) any reason (other than for Cause) after the Participant has been employed by the Company and/or one or more Subsidiaries for at least 10 consecutive years prior to the Participant's termination of employment, the portion of all Non-qualified Options granted under the Plan to such Participant which are not then exercisable under Subsection 5(i) of this Plan on the date of termination of employment, shall terminate effective immediately upon termination of employment. If the termination of employment of the Participant was due to retirement under the provisions of any retirement plan of the Company or any Subsidiary or if the termination of employment was due to a reason other than for Cause and the Participant had been employed by the Company and/or one or more Subsidiaries for at least 10 consecutive years prior to the Participant's termination of employment, all of such Participant's Non-qualified Options may be exercised in full, whether or not then exercisable under Subsection 5(i) of this Plan, and the right of the Participant (or the representative of the Participant's estate) to exercise the Non-qualified Options shall terminate upon the earlier to occur of the expiration of the term of such Non-qualified Options or two years following the date of death of the Participant. If the termination of employment was due to the death of a Participant who was an employee of the Company and/or any Subsidiary at the time of his death, such Non-qualified Options may be exercised in full, whether or not then exercisable under Subsection 5(i) of this Plan, and the right of the representative or representatives of the Participant's estate (or the person or persons who acquire (by bequest or inheritance) the right to exercise the Participant's Non-qualified Options) to exercise the Non-qualified Options shall terminate upon the earlier to occur of the expiration of the term of such Non-qualified Options or two years after the date of death of the Participant. If the termination of employment was due to the disability of the Participant within the meaning of Section 22(e)(3) of the Code, such Non-qualified Options may be exercised in full, whether or not then exercisable under Subsection 5(i) of this Plan, and the right of the Participant (or the representative of the Participant's estate) to exercise the Non-qualified Options shall terminate upon the earlier to occur of the expiration of the term of such Non-qualified Options or two years following the date of death of the Participant. If the termination of employment of the Participant was due to reasons other than for Cause and the Participant had not been employed by the Company and/or one or more of the Subsidiaries for at least 10 consecutive years prior to the Participant's termination of employment, the Participant's Non-qualified Options may be exercised only to the extent then exercisable under Subsection 5(i) of this Plan on the date of termination of employment, and the right of the Participant (or the representative of the Participant's estate) to exercise the Non-qualified Options shall terminate upon the earlier to occur of the expiration of the term of such Non-qualified Options or two years following the date of death. If the termination of employment of the Participant was for Cause, all Non-qualified Options which have not been exercised as of the date of termination of employment shall terminate immediately as of the date of termination of employment.


      (d) Assignability: With the permission of the Committee, a Participant who has been granted a Non-qualified Option under the Plan may transfer such Non-qualified Option to a revocable inter vivos trust as to which the Participant is the settlor or may transfer such Non-qualified Option to a "Permissible Transferee." A Permissible Transferee shall be defined as any member of the immediate family of the Participant, any trust, whether revocable or irrevocable, solely for the benefit of members of the Participant's immediate family, or any partnership whose only partners are members of the Participant's immediate family. Any such transferee of a Non-qualified Option shall remain subject to all of the terms and conditions applicable to such Non-qualified Option and subject to the rules and regulations prescribed by the Committee. A Non-qualified Option may not be retransferred by a Permissible Transferee except by will or the laws of descent and distribution and then only to another Permissible Transferee. Other than described above, an Option granted under the Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of a Participant to whom granted, may be exercised only by him, his guardian or legal representative.

      (e) More than one Option granted to a Participant: More than one Option (and, in the case of a Key Employee, more than one form of Option) may be granted to a Participant under this Plan.

      (f) Aggregate annual limit on Incentive Options: The aggregate Fair Market Value (determined at the time of the grant of the Option) of the Common Shares with respect to which Incentive Options are first exercisable by any Key Employee in any calendar year under this Plan and any other plans of the Company and the Subsidiaries shall not exceed $100,000. To the extent that the aggregate Fair Market Value of Common Shares with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and the Subsidiaries) exceeds $100,000, such Options shall be treated as Non-qualified Options, to the extent required by Section 422 of the Code.

      (g) Partial exercise: Unless otherwise provided in the applicable option agreement, any exercise of an Option granted under this Plan may be made in whole or in part.

      (h) 10% Shareholder: If a Participant owns (including constructive ownership pursuant to Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of the Subsidiaries, then each Incentive Option granted under this Plan to such Participant shall by its terms fix the option price per Common Share to be at least 110% of the Fair Market Value of the Common Shares on the date of the grant of such Incentive Option and such Incentive Option shall terminate (become non-exercisable) after the expiration of five years from the date of the grant of such Incentive Option.

      (i)   Exercisability: Options awarded to Key Employees,
            Subsidiary Directors and Consultant/Advisors under the Plan shall be exercisable at such times and shall be subject to such restrictions and conditions, including the performance of a minimum period of service, as the Committee may impose at the time of grant of such Options; provided, however, that if the Committee does not specify another vesting schedule at the time of grant, each Option granted to a Key Employee shall become exercisable as follows: (i) with respect to 25% of the Common Shares covered thereby after 24 months of continuous employment by the Company and/or one or more Subsidiaries; (ii) with respect to an additional 25% of the Common Shares covered thereby after 36 months of continuous employment by the Company and/or one or more Subsidiaries; (iii) with respect to an additional 25% of the Common Shares covered thereby after 48 months of continuous employment by the Company and/or one or more Subsidiaries; and (iv) with respect to an additional 25% of the Common Shares covered thereby after 60 months of continuous employment by the Company and/or one or more Subsidiaries. If a Key Employee, a Subsidiary Director or a Consultant/Advisor does not purchase in any one year the full number of Common Shares which may be purchased with his then exercisable Options, such Key Employee, Subsidiary Director or Consultant/Advisor, as appropriate, may purchase those Common Shares in any subsequent year during the term of the Options.

      (j) Non-employee Directors: Each Non-employee Director then serving on the Board and who has served on the Board and/or a Subsidiary Board for all or a portion of at least the five calendar years immediately preceding the January 1 immediately prior to the date of grant, shall automatically be granted a Non-qualified Option for 750 Common Shares effective on the date on which the annual meeting of the Company's shareholders is held in 1998 in accordance with the Regulations of the Company (the "1998 Annual Meeting") and for 750 Common Shares effective on the date on which the annual meeting of the Company's shareholders is held in 2000 in accordance with the Regulations of the Company (the "2000 Annual Meeting"). Each Non-Employee Director then serving on the Board and who has served on the Board and/or a Subsidiary Board for fewer than the five calendar years (including all or any portion of any such year) immediately preceding the January 1 immediately prior to the date of grant, shall automatically be granted a Non-qualified Option for 150 Common Shares plus 150 Common Shares for all or any portion of each calendar year preceding the date of grant during which such Non-Employee Director has served on the Board and/or a Subsidiary Board as of such January 1 effective on the date of each of the 1998 Annual Meeting and the 2000 Annual Meeting. Any individual who was not a member of the Board on the date of the 1998 Annual Meeting, (i) who is subsequently appointed or elected to the Board at least six months prior to the date on which the annual meeting of the Company's shareholders is to be held in 1999 in accordance with the Regulations of the Company (the "1999 Annual Meeting") shall automatically be granted a Non-qualified Option on the date of such appointment or election for the same number of Common Shares as such individual would have received if he had been a member of the Board on the date of the 1998 Annual Meeting; (ii) who is subsequently appointed or elected to the Board less than six months prior to the date of the 1999 Annual Meeting but prior to such 1999 Annual Meeting shall automatically be granted a Non-qualified Option on the date of such appointment or election for 75% of the number of Common Shares which such individual would have received if he had been a member of the Board on the date of the 1998 Annual Meeting; (iii) who is subsequently appointed or elected to the Board on or after the date of the 1998 Annual Meeting but at least six months prior to the date of the 2000 Annual Meeting shall automatically be granted a Non-qualified Option on the date of such appointment or election for 50% of the number of Common Shares which such individual would have received if he had been a member of the Board on the date of the 1998 Annual Meeting; and (iv) who is subsequently appointed or elected to the Board less than six months prior to the 2000 Annual Meeting but prior to such 2000 Annual Meeting shall automatically be granted a Non-qualified Option on the date of such appointment or election for 25% of the Common Shares which such individual would have received if he had been a member of the Board on the date of the 1998 Annual Meeting. Any individual who was not a member of the Board on the date of the 2000 Annual Meeting and who is subsequently appointed or elected to the Board prior to the date on which the annual meeting of the Company's shareholders is to be held in 2002 in accordance with the Regulations of the Company (the "2002 Annual Meeting") shall automatically be granted a Non-qualified Option on the same basis as described in the immediately preceding sentence. Notwithstanding anything to the contrary in this Section 5(j), any individual who was serving as a Subsidiary Director and is subsequently appointed or elected as a Non-employee Director after the date of the 1998 Annual Meeting but prior to the date of the 2000 Annual Meeting, or after the date of the 2000 Annual Meeting but prior to the date of the 2002 Annual Meeting, as the case may be, and who is to be granted a Non-qualified Option pursuant to either of the two immediately preceding sentences, shall have deducted from the number of Common Shares to be covered by the Non-qualified Option granted to him under this Subsection 5(j), the number of Common Shares covered by any Non-qualified Option which he previously received pursuant to this Plan.

            Each Non-qualified Option granted to a Non-employee Director shall have an exercise price equal to 100% of the Fair Market Value of the Common Shares on the date of the grant of such Non-qualified Option and a term of ten years.

            If a Non-employee Director does not purchase in any one year the full number of Common Shares which may be purchased with his then exercisable Non-qualified Options, such Non-employee Director may purchase those Common Shares in any subsequent year during the term of the Non-qualified Options.

            If a Non-employee Director ceases to be a director of the Company for any reason other than his death or for Cause, the Non-qualified Options granted to him under this Plan may be exercised in full, whether or not then exercisable by their terms, on or before the expiration of the term of the Non-qualified Options; provided, however, that if the former Non-employee Director shall die prior to the expiration of the term of the Non-qualified Options, such Non-qualified Options may only be exercised on or before the earlier of the expiration of such term or two years following the date of death. If a Non-employee Director ceases to be a director of the Company because of his death, such Non-qualified Options may be exercised in full, whether or not then exercisable by their terms, only on or before the earlier of the expiration of the term of the Non-qualified Options or two years following the date of death. If a Non-employee Director ceases to be a director of the Company and/or any Subsidiary for Cause, all of his then unexercised Non-qualified Options shall immediately terminate.

            Non-employee Directors shall not be eligible to receive any Options under the Plan other than pursuant to this Subsection 5(j).

      (k) Termination of Non-qualified Options granted to Subsidiary Directors by reason of termination of director status:
            Non-qualified Options granted to Subsidiary Directors under the Plan shall be exercisable after a Subsidiary Director ceases to be a director of a Subsidiary and/or the Company for such period of time and under such conditions as the Committee may impose at the time of grant of such Non-qualified Options. If, however, the Committee does not specify another exercisability schedule in the event of termination of director status, the provisions outlined in the following paragraph of this Subsection 5(k) shall be applicable.

            Default schedule of exercisability upon termination of director status. If a Subsidiary Director ceases to be a director of a Subsidiary and/or the Company for any reason other than his death or for Cause, the Non-qualified Options granted to him under this Plan may be exercised in full, whether or not then exercisable by their terms, on or before the expiration of the term of the Non-qualified Options; provided, however, that if the former Subsidiary Director shall die prior to the expiration of the term of the Non-qualified Options, such Non-qualified Options may be exercised only on or before the earlier of the expiration of such term or two years following the date of death. If a Subsidiary Director ceases to be a director of a Subsidiary and/or the Company because of his death, such Non-qualified Options may be exercised in full, whether or not then exercisable by their terms, only on or before the earlier of the expiration of the term of the Non-qualified Options or two years following the date of death. If a Subsidiary Director ceases to be a director of a Subsidiary and/or the Company for Cause, all of his then unexercised Non-qualified Options shall immediately terminate.

  6. Period For Granting Options. No Options shall be granted under this Plan subsequent to the tenth anniversary of the earlier of (a) the day prior to the date on which this Plan is adopted by the Board or (b) the day prior to the date on which this Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of the Company.

  7. No Effect Upon Employment Status. The fact that an employee has been designated a Key Employee or selected as a Participant shall not limit or otherwise qualify the right of his employer to terminate his employment at any time.

  8. Method of Exercise. An Option granted under this Plan may be exercised only by written notice to the Committee, signed by the Participant (or, in the case of Non-qualified Options, any Permitted Transferee), or in the event of his death, by such other person as is entitled to exercise such option. The notice of exercise shall state the number of Common Shares in respect of which the Option is being exercised, and shall either be accompanied by the payment of the full option price of such Common Shares, or shall fix a date (not more than 10 business days from the date of such notice) for the payment of the full option price of the Common Shares being purchased. The option price shall be payable in cash or by tendering Common Shares (by either actual delivery of Common Shares or by attestation, with such Common Shares valued at Fair Market Value as of the date of exercise), or in any combination thereof as determined by the Committee. The Committee may permit a Participant to elect to pay the option exercise price upon the exercise of an Option by authorizing a third party to sell Common Shares (or a sufficient portion of the Common Shares) acquired upon exercise of the option and remit to the Company a sufficient portion of the sale proceeds to pay the entire option exercise price and any tax withholding resulting from such exercise.

      Whenever the Company proposes or is required to distribute Common Shares under the Plan upon exercise of an Option, the Company may require the person exercising the Option to remit to the Company an amount sufficient to satisfy any federal, state and local tax withholding requirements prior to the delivery of any certificate for such Common Shares or, in the discretion of the Committee, the Company may withhold from the Common Shares to be delivered Common Shares sufficient to satisfy all or a portion of the tax withholding requirements.

      During the option period, no person entitled to exercise any Option granted under this Plan shall have any of the rights or privileges of a shareholder with respect to any Common Shares issuable upon exercise of such Option until the books of the Company evidence that such person has become the record owner of such Common Shares.

  9. Implied Consent of Participants. Every Participant, by his acceptance of an Option under this Plan, shall be deemed to have consented to be bound, on his own behalf and on behalf of his heirs, permitted assigns and legal representatives, by all of the terms and conditions of this Plan.

 10. Share Adjustments. In the event there is any change in the Common Shares resulting from stock splits, stock dividends, combinations or exchanges of shares, or other similar capital adjustments, equitable proportionate adjustments shall be made by the Committee in (a) the number of Common Shares available for the grant of Options under this Plan, (b) the number of Common Shares subject to Options granted under this Plan, and
      (c) the exercise price of outstanding Options.

 11. Merger, Consolidation or Sale of Assets. In the event the Company shall consolidate with, merge into, or transfer all or substantially all of its assets (an "Acquisition Transaction") to, another corporation or corporations (herein referred to as "successor employer corporation"), then each Incentive Option and each Non-Qualified Option outstanding under the Plan shall become exercisable in full, whether or not then exercisable by its terms, immediately upon consummation of the Acquisition Transaction. As a condition of any such Acquisition Transaction, the Company shall require that the successor employer corporation obligate itself to continue this Plan and to assume all obligations under the Plan in a manner consistent with the provisions of Section 424(a) of the Code. In the event that such successor employer corporation terminates for any reason the employment of any Participant who is a Key Employee within the one-year period immediately following the consummation of the Acquisition Transaction, such Participant shall have the right to exercise his then unexercised Options during the period ending on the earlier of the expiration of the term of the Options or three months following the date of the Participant's termination of employment.

 12. Company Responsibility. All expenses of this Plan, including the cost of maintaining records, shall be borne by the Company. The Company shall have no responsibility or liability (other than under applicable securities laws) for any act or thing done or left undone with respect to the price, time, quantity or other conditions and circumstances of the purchase of Common Shares under the terms of the Plan, so long as the Company acts in good faith.

 13. Securities Laws. The Committee shall take all necessary or appropriate action to ensure that all grants of Options and all exercises thereof under this Plan are in full compliance with all federal and state securities laws. No Option granted under this Plan shall be exercised before the Common Shares subject to the Plan have been registered or qualified for sale under appropriate federal and state securities laws.

 14. Amendment and Termination of the Plan. The Committee, with the approval of the Board, may amend the Plan from time to time or terminate the Plan at any time without the approval of the shareholders of the Company except as such shareholder approval may be required (a) to satisfy the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor provision, (b) to satisfy applicable requirements of the Code or (c) to satisfy applicable requirements of any securities exchange on which are listed any of the Company's equity securities or any requirements applicable to issuers whose securities are traded in The Nasdaq National Market. No such action to amend or terminate the Plan shall reduce the then existing number of any Participant's Options or adversely change the term or conditions thereof without the Participant's consent. If the Plan is terminated, any unexercised Option shall continue to be exercisable in accordance with its terms.

 15.  Effective Date.  The Plan was adopted by the Board on
      February 12, 1998. The Plan shall become effective as of the date it is approved by the affirmative vote of the holders of a majority of the outstanding shares of the Company. The Plan shall be null and void if shareholder approval is not obtained within twelve (12) months of the adoption of the Plan by the Board.


                                          PEOPLES BANCORP INC.
                                          1998 STOCK OPTION PLAN



ANNEX B


                        PEOPLES BANCORP INC.
             DEFERRED COMPENSATION PLAN FOR DIRECTORS
                                OF
              PEOPLES BANCORP INC. AND SUBSIDIARIES
              -------------------------------------

Section 1. PURPOSE - The Corporation desires and intends to recognize the value to the Corporation and its Affiliates of the past and present services of the Directors of the Corporation and its Affiliates, to encourage their continued service to the Corporation and its Affiliates and to be able to attract and retain superior Directors by adopting and implementing this Plan to provide such Directors an opportunity to defer compensation otherwise payable to them from the Corporation and/or Affiliate.
 This Plan is an amendment and restatement of the Peoples Bancorp Inc. Deferred Compensation Plan for Directors of Peoples Bancorp Inc. and Subsidiaries which was originally effective as of January 1, 1991, and its provisions shall apply to all Directors who provide services to the Corporation or an Affiliate on or after the Effective Date.

Section 2. CERTAIN DEFINITIONS - The following terms will have the meanings provided below.

  "Additions" means the credits applied to Deferred Compensation
  Accounts as provided in Section 4 hereof.

  "Adjustment Date" means the first business day of each calendar quarter.

  "Affiliate" means any organization or entity which, together with the Corporation, is a member of a controlled group of corporations or of a commonly controlled group of trades or businesses [as defined in Sections 414(b) and (c) of the Code], or of an affiliated service group [as defined in Code Section 414(m)] or other organization described in Code Section 414(o).

  "Annual Retainer" means, with respect to any calendar year or other period, the fixed retainer which, absent an election to defer hereunder, would be payable to a Participant during those pay periods beginning in the given calendar year or other period.

  "Beneficiary" means the person or persons designated in writing as such and filed with the Plan Administrator at any time by a Participant. For this purpose, a "Beneficiary" may be designated contingently or successively and may be an entity other than a natural person. Any such designation may be withdrawn or changed in writing (without the consent of the Beneficiary), but only the last designation on file with the Plan Administrator shall be effective.

  "Board" means the Board of Directors of the Corporation.

  "Code" means the Internal Revenue Code of 1986, as may be amended from time to time.

  "Common Shares" means the common shares of the Corporation.

  "Corporation" means Peoples Bancorp Inc. and any successor entity.

  "Deferred Compensation Account" means the separate Deferred
  Compensation Account established for each Participant pursuant to Section 4 of the Plan.

  "Director" means any statutory Director, emeritus Director or honorary Director of the Corporation or any Affiliate.

  "Effective Date" means, for this amended and restated Plan, January 2, 1998.

  "Eligible Compensation" means, to the extent applicable to any given Participant, the Annual Retainer and all Meeting Fees.
  The extent to which a given Participant may defer a given component of Eligible Compensation shall be based upon such Participant's eligibility to receive the given component of Eligible Compensation (as determined under applicable agreements and pay practices of the Corporation or applicable Affiliate) and the provisions and limitations applicable to the given component as provided under this Plan.

  "Fair Market Value" of the Common Shares means the most recent closing price of the Common Shares on any securities exchange on which the Common Shares are then listed.

  "Meeting Fees" means, with respect to any calendar year or other period, the fees for attendance at meetings of the Board of Directors of the Corporation or applicable Affiliate or any committees thereof (exclusive of expenses) which, absent an election to defer hereunder, would be payable to a Participant during those pay periods beginning in the given calendar year or other period.

  "Participant" has the meaning specified in Section 3 of the Plan.

  "Plan" means the Peoples Bancorp Inc. Deferred Compensation
  Plan for Directors of Peoples Bancorp Inc. and Subsidiaries, as reflected in this document, as the same may be amended from time to time after the Effective Date.

  "Plan Administrator" means the Corporation. The functions of the Plan Administrator shall be carried out by a committee of three (3) Directors appointed by the Board and by the employee or employees designated by such committee to carry out certain specific functions.

  "Plan Year" means the calendar year.





Section 3.  PARTICIPANTS

Each Director who is participating in the Plan as of the Effective Date shall continue as a Participant in the Plan as of such date. Each Director who first becomes a Director after the Effective Date shall be eligible for participation in the Plan as of the date on which he becomes a Director. A Director who is eligible for participation in the Plan and who elects to make deferral contributions pursuant to Section 4 shall be designated a "Participant" in the Plan. A Participant shall continue to participate in the Plan until his status as a Participant is terminated by either a complete distribution of his Deferred Compensation Account pursuant to the terms of the Plan or by written directive of the Corporation.

Section 4.  DEFERRED COMPENSATION ACCOUNTS

  A. Establishment of Deferred Compensation Accounts. The Plan Administrator will establish a Deferred Compensation Account for each Participant. A Participant's Deferred Compensation Account shall have two subaccounts; a Cash Account to record amounts allocated under Section 4.D.(ii) and a Stock Account to record amounts allocated under Section 4.D.(iii). Such Deferred Compensation Account shall be a bookkeeping account only, maintained as part of the books and records of the Corporation or applicable Affiliate.

  B. Election of Participant. With respect to each Plan Year, a Participant may elect to have a percentage or a flat dollar amount of his Eligible Compensation which is to be paid to him by the Corporation or applicable Affiliate for the Plan Year in question allocated to his Deferred Compensation Account and paid on a deferred basis pursuant to the terms of the Plan. To exercise such an election for any Plan Year, before the December 31st preceding the Plan Year, the Participant must advise the Plan Administrator of his election, in writing, on a form prescribed by the Plan Administrator and filed with the Secretary of the Corporation (each, a "Deferral Notice"). Notwithstanding the preceding sentence, in the case of a Director who first becomes eligible to participate in the Plan after a Plan Year has commenced, the Participant may complete a Deferral Notice at any time prior to the date on which he is first eligible to participate in the Plan. Such Deferral Notice shall apply only to Eligible Compensation payable to, or earned by, the Participant after the date on which the Deferral Notice is received by the Plan Administrator. To the extent that a Participant completes a Deferral Notice in accordance with the provisions of this paragraph, such Deferral Notice shall remain in effect for future Plan Years until changed or revoked by the Participant. A Participant may terminate his election to defer payment of Eligible Compensation by written notice delivered to the Corporation's Secretary. Such termination shall become effective as of the end of the Plan Year in which notice of termination is given with respect to Eligible Compensation payable for services as a Director during subsequent Plan Years. Amounts credited to the Deferred Compensation Account of the Participant prior to the effective date of termination shall not be affected thereby and shall be paid only in accordance with
      Section 5.

  C. Corporation Contributions. Each time a Deferral Notice is submitted to the Plan Administrator in accordance with Section 4.B. above, during the next Plan Year (or, if applicable, the remaining Plan Year), the Corporation or applicable Affiliate will allocate to the Participant's Deferred Compensation Account the percentage or dollar amount of Eligible Compensation, specified in the Deferral Notice. Any amounts so allocated by the Corporation or Affiliate are called "Corporation Contributions."

  D.  Adjustment of Account Balances.

      (i) Participant Election. At the time that a Participant submits a Deferral Notice, he shall elect the percentage of Corporation Contributions to be allocated to his Cash Account (to be adjusted pursuant to Paragraph (ii) of this Section 4.D.) and his Stock Account (to be adjusted pursuant to Paragraph
           (iii) of this Section 4.D.). In addition, within a reasonable time following the Effective Date, each Participant who has a Deferred Compensation Account balance as of the Effective Date, shall be afforded an election under this Paragraph (i) with respect to such balance. Any election made pursuant to this Paragraph (i) shall be irrevocable with respect to the affected Corporation Contributions and Deferred Compensation Account balance.

     (ii) As of each Adjustment Date, the Plan Administrator shall credit the balance in the Participant's Cash Account with Additions which shall either (A) mirror a specific interest rate equal to the rate of return paid by Peoples Banking & Trust Company on a Three (3) Year certificate of deposit or an equivalent deposit account as of the last business day preceding the applicable Adjustment Date; or (B) to the extent that a certificate of deposit is purchased by a trust established to provide benefits under the Plan, be equal to the actual rate of interest paid with respect to such certificate of deposit. The crediting of Additions shall be determined by multiplying the Participant's Cash Account balance as of each month of the quarter preceding the Adjustment Date by the applicable rate of interest determined under the preceding sentence. The crediting of Additions shall occur so long as there is a balance in the Participant's Cash Account regardless of whether the Participant has terminated service as a Director or has died. The Plan Administrator may prescribe any reasonable method or procedure for the accounting of Additions.

    (iii) As of each Adjustment Date (or such later date on which Common Shares are actually acquired), the amount credited to the Stock Account of each Participant shall be divided by the then Fair Market Value of the Common Shares. Upon completion of this calculation, each Stock Account shall be credited with the resulting number of whole Common Shares and any remaining amounts shall continue to be credited to the Stock Account until converted to whole Common Shares at a future Adjustment Date or purchase date. The Stock Account of each Participant shall be credited with cash dividends on the Common Shares on and after the date credited to the Stock Account. At the following Adjustment Date (or, if later, the date on which Common Shares are actually acquired), the amount of cash dividends credited to each Stock Account (and any other amounts then credited to such account) shall be divided by the then Fair Market Value of the Common Shares; and the Stock Account of each Participant shall be credited with the resulting number of whole Common Shares and any remaining amounts shall continue to be credited to the Stock Account until converted to whole Common Shares at a future Adjustment Date or purchase date. The Plan Administrator may prescribe any reasonable method or procedure for the accounting of Additions.

  E. Stock Adjustments. The number of Common Shares in the Stock Account of each Participant shall be adjusted from time to time to reflect stock splits, stock dividends or other changes in the Common Shares resulting from a change in the Corporation 's capital structure.

Section 5.  PAYMENT OF DEFERRED BENEFITS

  A.  Time of Payment.  Distribution of a Participant's Deferred
      Compensation Account shall commence on the first business day of the calendar month following the date of the Participant's termination of service as a Director due to resignation, retirement, death or otherwise.

  B.  Method of Distribution.  A Participant's Deferred
      Compensation Account shall be distributed to the Participant either in a single lump sum payment or in equal annual installments over a period of not more than five (5) years. To the extent that a Deferred Compensation Account is distributed in installment payments, the undisbursed portions of such account shall continue to be credited with Additions in accordance with the applicable provisions of Section 4.D. The method of distribution (lump sum or installments) shall be elected by the Participant prior to the date on which he ceases to be a Director. In the absence of any election, a Participant's Deferred Compensation Account shall be paid in installments over a period of five (5) years. Cash Accounts shall be distributed in cash. Stock Accounts shall be distributed either in Common Shares or in cash, as elected by the Participants. The form of distribution of a Participant's Stock Account (cash or Common Shares) shall be elected by the Participant in the Deferral Notice delivered to the Plan Administrator at the time the deferral election (or treatment of existing account balance) is made. In the event that a distribution of a Participant's Stock Account is made in cash, the Plan Administrator shall determine the amount of such distribution by using the Fair Market Value of the Common Shares as of the date of distribution, or, if later, the date on which such Common Shares are actually sold.

  C. Accelerated Distributions. If a Participant should die before full payment of all amounts in his Deferred Compensation Account, the Corporation shall, in the discretion of the Plan Administrator, either pay or continue to pay the unpaid amounts to the Participant's Beneficiary (i) in the same manner as it would have been paid to the Participant, or (ii) in a lump sum settlement of the remaining amount in the Participant's Deferred Compensation Account no sooner than the day after and not later than eighteen months following the Participant's death. In addition, the Plan Administrator may, in its discretion, accelerate the payments of those amounts in a Participant's Deferred Compensation Account without the consent of the Participant or the Participant's Beneficiary, estate or any other person or persons claiming through or under him. In making such determinations, due consideration may be given to the health, financial circumstances and family obligations of the Participant. In this regard, the Participant (or after his death, his Beneficiary) may be consulted; however, he (or they) shall have no voice in the decision reached.

  D. Designation of Beneficiary. Upon the death of a Participant, his Deferred Compensation Account shall be paid to the Beneficiary designated by the Participant. If there is no designated Beneficiary or no designated Beneficiary surviving at a Participant's death, payment of the Participant's Deferred Compensation Account shall be made in accordance with the following priority:

      (i)    his spouse;

      (ii) his natural and adopted children or their issue, per stirpes;

      (iii)  his parents or the survivor of them;

      (iv)   his brothers and sisters or their issue, per stirpes; or

      (v) his other heirs-at-law; and if payable to more than one person in a class, all persons in that class shall share equally.

      If a Beneficiary survives the Participant but dies before receiving the entire death benefit otherwise payable (and the Beneficiary is not survived by a second Beneficiary, or the second Beneficiary also dies), and such Beneficiary has not effectively designated a Beneficiary to whom his Plan benefits are to be paid if he dies before receipt of all such benefits, the remainder shall be paid to the heir or heirs of the last surviving Beneficiary in accordance with priorities (i) through
      (v) above.

  E. Taxes. In the event any taxes are required by law to be withheld or paid from any payments made pursuant to the Plan, the Plan Administrator shall deduct such amounts from such payments and shall transmit the withheld amounts to the appropriate taxing authority.

Section 6.  ASSIGNMENT OR ALIENATION - The right of a
Participant, Beneficiary or any other person to the payment of a benefit under this Plan may not be assigned, transferred, pledged or encumbered except by Will or by the laws of descent and distribution.

Section 7. PLAN ADMINISTRATION - The Plan Administrator will have the right to interpret and construe the Plan and to determine all questions of eligibility and of status, rights and benefits of Participants and all other persons claiming benefits under the Plan. In all such interpretations and constructions, the Plan Administrator's determination will be based upon uniform rules and practices applied in a nondiscriminatory manner and will be binding upon all persons affected thereby. Subject to the provisions of Section 8 below, any decision by the Plan Administrator with respect to any such matters will be final and binding on all parties. The Plan Administrator will have absolute discretion in carrying out its responsibilities under this Section 7.

Section 8.  CLAIMS PROCEDURE

  A. Filing Claims. Any Participant or Beneficiary entitled to benefits under the Plan may file a claim request with the Plan Administrator.

  B. Notification to Claimant. If a claim request is wholly or partially denied, the Plan Administrator will furnish to the claimant a notice of the decision within ninety (90) days in writing and in a manner calculated to be understood by the claimant, which notice will contain the following information:

     (i)    the specific reason or reasons for the denial;

     (ii) specific reference to pertinent Plan provisions upon which the denial is based;

     (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

     (iv) an explanation of the Plan's claims review procedure describing the steps to be taken by a claimant who wishes to submit his claims for review.

  C. Review Procedure. A claimant or his authorized representative may, with respect to any denied claim:

      (i) request a review upon a written application filed within sixty (60) days after receipt by the claimant of written notice of the denial of his claim;

      (ii)   review pertinent documents; and

      (iii)  submit issues and comments in writing.

      Any request or submission will be in writing and will be directed to the Plan Administrator (or its designee). The Plan Administrator (or its designee) will have the sole responsibility for the review of any denied claim and will take all steps appropriate in the light of its findings.

  D. Decision on Review. The Plan Administrator (or its designee) will render a decision upon review. If special circumstances (such as the need to hold a hearing on any matter pertaining to the denied claim) warrant additional time, the decision will be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of the request for review. Written notice of any such extension will be furnished to the claimant prior to the commencement of the extension. The decision on review will be in writing and will include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent provisions of the Plan on which the decision is based. If the decision on review is not furnished to the claimant within the time limits prescribed above, the claim will be deemed denied on review.

Section 9. UNSECURED AND UNFUNDED OBLIGATION - Notwithstanding any provision herein to the contrary, the benefits offered under the Plan shall constitute an unfunded, unsecured promise by the Corporation and its Affiliates to pay benefits determined hereunder which are accrued by Participants while such Participants are Directors. The Corporation may, in its discretion, establish a trust to provide payment of all or a portion of the benefits payable under this Plan. No Participant, Beneficiary or any other person shall have any interest in any particular assets of the Corporation or any Affiliate (including the assets of any trust established by the Corporation) by reason of the right to receive a benefit under the Plan and any such Participant, Beneficiary or other person shall have only the rights of a general unsecured creditor of the Corporation and its Affiliates with respect to any rights under the Plan. Nothing contained in the Plan shall constitute a guaranty by the Corporation, any Affiliate or any other entity or person that the assets of the Corporation or its Affiliates (or any trust established by the Corporation) will be sufficient to pay any benefit hereunder. All expenses and fees incurred in the administration of the Plan shall be paid by the Corporation or an Affiliate.

Section 10. AMENDMENT AND TERMINATION OF THE PLAN - The Corporation reserves the right, by an action of the Plan Administrator, to amend the Plan at any time, and from time to time, in any manner which it deems desirable, provided that no amendment will adversely affect the accrued benefits of any Participant under the Plan. The Corporation also reserves the right, by an action of the Plan Administrator, to terminate this Plan at any time without providing any advance notice to any Participant; and in the event of any Plan termination, the Corporation reserves the right to then distribute all amounts allocated to Participants' Deferred Compensation Accounts.

Section 11. BINDING UPON SUCCESSORS - The Plan shall be binding upon and inure to the benefit of the Corporation, its Affiliates, any of their successors and assigns and the Participants and their heirs, executors, administrators and legal representatives. In the event of the merger or consolidation of the Corporation or any of its Affiliates with or into any other corporation, or in the event substantially all of the assets of the Corporation or any of its Affiliates shall be transferred to another corporation, the successor corporation resulting from the merger or consolidation, or the transferee of such assets, as the case may be, shall, as a condition to the consummation of the merger, consolidation or transfer, assume the obligations of the Corporation or Affiliate hereunder and shall be substituted for the Corporation or Affiliate hereunder.

Section 12. NO GUARANTEE OF PLAN PERMANENCY - This Plan does not contain any guarantee of provisions for continued service as a Director to any Participant nor is it guaranteed by the Corporation or any of its Affiliates to be a permanent plan.

Section 13. GENDER - Any reference in the Plan made in the masculine pronoun shall apply to both men and women.

Section 14. INCAPACITY OF RECIPIENT - In the event that a Participant or Beneficiary is declared incompetent and a guardian, conservator or other person legally charged with the care of his person or of his estate is appointed, any benefits under the Plan to which such Participant or Beneficiary is entitled shall be paid to such guardian, conservator or other person legally charged with the care of his person or his estate. Except as provided hereinabove, when the Plan Administrator, in its sole discretion, determines that a Participant or Beneficiary is unable to manage his financial affairs, the Plan Administrator may, but shall not be required to, direct the Corporation to make distribution(s) to any one or more of the spouse, lineal ascendants or descendants or other closest living relatives of such Participant or Beneficiary who demonstrates to the satisfaction of the Plan Administrator the propriety of making such distribution(s). Any payment made under this Section 14 shall be in complete discharge of any liability under the Plan for such payment. The Plan Administrator shall not be required to see to the application of any such distribution made to any person.

Section 15. GOVERNING LAW - This Plan shall be construed in accordance with and governed by the laws of the State of Ohio.

  IN WITNESS WHEREOF, the Corporation has caused this amended and restated Plan to be executed by a duly authorized officer as of the Effective Date.

                     			PEOPLES BANCORP INC.
                        By  /s/   Robert E. Evans
                        Its President and Chief Executive Officer



                        PEOPLES BANCORP INC.
                PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON APRIL 9, 1998

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned holder(s) of common shares of Peoples Bancorp Inc.
(the "Company") hereby constitutes and appoints Robert E. Evans and Joseph
H. Wesel, or either of them, the Proxy or Proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on Thursday, April 9, 1998, in the Conference Room of The Peoples Banking and Trust Company,
138 Putnam Street, Marietta, Ohio, at 11:00 A.M., local time, and any adjournment(s) thereof, and to vote all of the common shares of the Company which the undersigned is entitled to vote at such Annual Meeting or at any adjournment(s) thereof:

1. To elect three directors to serve for terms of three years each.

    ___FOR election as Directors of the Company of all of the nominees listed below (except as marked to the contrary below.)*

    ___WITHHOLD AUTHORITY to vote for all of the nominees below.


   Robert E. Evans        Paul T. Theisen        Thomas C. Vadakin

   *(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.)

2.  To approve the Peoples Bancorp Inc. 1998 Stock Option Plan
    ___FOR           ___ABSTAIN        ___AGAINST


3. To approve the Peoples Bancorp Inc. Deferred Compensation Plan for Directors of Peoples Bancorp Inc. and Subsidiaries.
    ___FOR           ___ABSTAIN        ___AGAINST

4. In their discretion, the Proxies are authorized to vote upon such other matters (none known at the time of solicitation of this proxy) as may properly come before the Annual Meeting or any adjournment(s) thereof.

       (Continued, and to be executed and dated on the reverse side)


                      (Continued from other side)

  WHERE A CHOICE IS INDICATED, THE COMMON SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED OR NOT VOTED AS SPECIFIED. IF NO CHOICE IS INDICATED, THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM NO. 1 AS DIRECTORS OF THE COMPANY AND FOR PROPOSALS LISTED IN ITEMS 2 AND 3.
IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) THEREOF OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH MATTERS OR FOR SUCH SUBSTITUTE NOMINEE(S) AS THE DIRECTORS MAY RECOMMEND.

  All proxies previously given or executed by the undersigned are hereby revoked. The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement for the April 9, 1998 meeting and the Annual Report of the Company for the fiscal year ended December 31, 1997.

Dated:  _______________________________________, 1998


___________________________________________________
Signature of Shareholder(s)

___________________________________________________
Signature of Shareholder(s)

Please sign exactly as your name appears hereon. When common shares are registered in two names, both shareholders must sign. When signing as executor, administrator, trustee, guardian, attorney or agent, please give full title as such. If shareholder is a corporation, please sign in partnership name by authorized person. (Please note any change of address on the Proxy.)

          PLEASE FILL IN, DATE, SIGN AND RETURN PROMPTLY
                  USING THE ENCLOSED ENVELOPE